                                                              VARIABLE INVESTORS
                                                                    SERIES TRUST


                            [MAN AND WOMAN GRAPHIC]

DECEMBER 31, 2000 ANNUAL REPORT

                         [BUILD ENJOY PRESERVE GRAPHIC]


[ILONA LOGO]

                               TABLE OF CONTENTS

                         [BUILD ENJOY PRESERVE GRAPHIC]

Report of the President                                                        2
Management's Discussion & Analysis
  Small Cap Growth                                                             3
  World Equity                                                                 5
  Growth                                                                       7
  Matrix Equity                                                                9
  Growth & Income                                                             11
  Multiple Strategies                                                         13
  High Income Bond                                                            17
  U.S. Government Bond                                                        19
Report of Independent Accountants                                             21
Schedule of Investments                                                       22
Statements of Assets and Liabilities                                          56
Statements of Operations                                                      58
Statements of Changes in Net Assets                                           60
Financial Highlights                                                          64
Notes to the Financial Statements                                             72

[FIRST VARIABLE LIFE LOGO]

February 2001

Dear First Variable Contract Holder:

I am pleased to present the annual report for the Variable Investors Series Trust. The report provides you with information on how your investment choices within your First Variable Contract have performed over the last year.

The year 2000 proved to be a difficult year for the broad equity markets, as all experienced negative returns. The Dow Jones Industrial Average was down by -6.18%, the Standard and Poor's 500 Index fell by -10.14% and the NASDAQ composite fell an eye popping -39.29%. Even the broader Russell 2000 Index, was down -4.2% for the year. The primary reason for equities poor showing in 2000 had to do with the under-performance of technology stocks and other previously high-flying growth stocks.

In addition, the growth rate of the U.S. economy has slowed considerably from its performance in 1999. The growth rate of U.S. GDP was 8.3% in the fourth quarter of 1999, as compared to a rate of only 1.4% in the last quarter of 2000. To stimulate movement in the economy, the Federal Reserve has taken the unusual step of lowering both the federal funds rate and the discount rate charged to member banks by a total of 1.00% in two separate actions in January of this year.

The high yield bond market continued to under-perform the high quality market in the year 2000. The Lehman Brothers Aggregate Bond Index had a return of 11.63% in 2000 versus a -5.86% return for the Lehman Brothers High Yield Bond Index. U.S. Government Bonds, on the other hand, had a return of 4.99% for 2000 based on the benchmark Lehman Brothers Government Bond Index. In retrospect, the U.S. Government Bond market's return seems even more impressive when viewed against the equity sector's performance in 2000.

Overall, the year 2000 provides investors with an outstanding example of how different markets perform and how long-term investing is required to ride out periodic negative annual returns among various sectors. It also shows the importance of working with your financial advisor to specifically construct a well-diversified portfolio that meets all of your investment objectives and goals.

First Variable Life appreciates your business and continued confidence. We have been helping investors like you build wealth, utilize income and preserve assets since 1968. We also look forward to serving all of your future investment needs.

                                          Sincerely,

                                          /s/  Thomas F. Streiff
                                               --------------------------------
                                               Thomas F. Streiff
                                               President

                     ( THIS PAGE INTENTIONALLY LEFT BLANK )

SMALL CAP GROWTH PORTFOLIO

Objective

Seeks capital appreciation by investing primarily in common stocks of emerging companies with the potential for significant capital appreciation and strong earnings growth with attendant risk. The Portfolio normally invests at least 65% of assets in common stocks and convertible securities issued by companies with market capitalization or annual revenues not exceeding $1 billion at the time of purchase.

Management's Discussion & Analysis

MARKET COMMENTARY

If we sit still long enough (against the wishes of a wildly oscillating market) it's hard not to feel a little deja vu to roughly one year ago. At that time, many market watchers were worried about a global economic recession owing to the Y2K computer bug and the resulting nuclear winter for technology. While the calendar has moved on, the number one concern on investors' minds as we begin 2001 is still the health of the economy. People will undoubtedly remember the fall of the NASDAQ (down 39.3%) as the key investing theme of the year 2000. The goats of yesterday became the year's heroes, with the Utility component of the index rising 54%. Volatility was the only guarantee on the Street of Dreams, and the market was content to follow a path that resembled a maze throughout much of the year. Confusion reigned and conviction withered.

In 2000, the story was about almost everything but technology. Within the benchmark Russell 2000, Energy was the Triple Crown winner ending the year up 104%. Other contributing performers included Healthcare, Financials and REIT's. In the category of "hero to zero," technology ended the year down 44%, after being up 102% in 1999.

Volatility was in the limelight of 2000's market. The information age has brought all information to all. The "cost" of the instant dissemination of information is the tendency to act first, think second. The quantification of the cost may be the increase in volatility, as even a minor bit of information elicits a major reaction. The year


                                               Pilgrim Baxter & Associates, Ltd.
                                              [PILGRIM BAXTER & Associates LOGO]

                                                            SMALL
                                                         CAP GROWTH

PERFORMANCE

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00
--------------------------------------------------------------------------------
   1 Year                                                              (15.10)%
   5 Year                                                               13.79%
   Since Inception*                                                     17.42%

*May 4, 1995

TOP 10 HOLDINGS

                                                          % OF           % OF
  AS OF 12/31/00                                       NET ASSETS       TOP 10
-------------------------------------------------------------------------------
   IMPATH, Inc.                                        3.43%         12.86%
   Anaren Microwave, Inc.                              3.26%         12.21%
   Manugistics Technologies, Inc.                      3.23%         12.13%
   Powerwave Technologies, Inc.                        2.72%         10.18%
   MapInfo Corporation                                 2.68%         10.05%
   Professional Detailing, Inc.                        2.62%          9.82%
   Forrester Research, Inc.                            2.25%          8.42%
   CIMA Labs, Inc.                                     2.22%          8.30%
   Albany Molecular Research, Inc.                     2.19%          8.22%
   Noven Pharmaceuticals, Inc.                         2.08%          7.81%

TOP 5 SECTOR WEIGHTINGS

                                                                       % OF
  AS OF 12/31/00                                                     NET ASSETS
--------------------------------------------------------------------------------
   Drugs/Pharmaceuticals                                               14.4%
   Electrical Components                                               13.3%
   Telecommunication Equipment                                          9.6%
   Software                                                             7.4%
   Medical Products & Supplies                                          5.9%


Special risks due to small size such as limited markets and financial resources should be considered when investing in small cap stocks.

2000 began with some good news and some bad news. The good news was that your computer worked and the world was still standing. The bad news was that in the first week of the new millennium the average investor was, in fact, not Y2K compliant. After the Dow was slaughtered, it became apparent that the NASDAQ would soon follow (which it did).

Another lesson, which was brought back from near extinction in 2000, was that business cycles (and the Fed) matter. As always, business cycles are about excesses. And in retrospect, there were plenty of excesses in 2000, especially those pertaining to the paradigm shift that was widely perceived to lie at the heart of the so-called New Economy. The year 2000 served the painful, but useful, purpose of taking many of the excesses out of a world that was perceived to be governed by the New Macro. The return of the business cycle turned out to be all about the deflation of the New Economy bubble. The expanding Federal Reserve program to stamp out inflation before it started called into question the stock valuations participants were willing to pay, and it magnified the discussion of relatives between growth and value stocks. The year 2000 market had even begun to test the Teflon coating of many technology issues. The Street had become myopic on what the Fed was doing. The "i" word for 2000 was inflation, and the market was deathly afraid of having too much of this one, after nearly choking on the "i" word for 1999 (Internet).

PORTFOLIO PERFORMANCE

Our portfolio outperformed the benchmark Russell 2000 Growth last year by 7.33%. We were pleased with this outperformance in the face of our outsized technology position. Winners spanned the spectrum of investable ideas: from Impath (cancer research) to Newport Corporation (maker of technology tools for the fiber optics market) to Krispy Kreme (America's popular doughnut maker.) As aggressive growth stock investors, we also had our share of business plans that didn't make it over the wall. Included in that list would be CareScience (health care information technology), Proxicom (consulting) and Tweeter Entertainment (retail store devoted to high-end consumer electronics.)

OUTLOOK

The Fed surprised the markets with a 50 basis point reduction in lending rates. From here, history should be allowed to take over. As the Fed lowers rates, we would expect the spread between the yield on the 10-year note and high yield bonds to narrow. As this spread narrows, so too should the P/E difference between large and small stocks (a roundabout way of saying that investors will be more willing to take on risk). The historical precedence is incontrovertible: when the Fed begins a campaign of easy money, six and twelve months out the results are that growth stocks beat value and small stocks surpass large.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH PORTFOLIO AND THE RUSSELL 2000 INDEX*

                                  [LINE CHART]

                                 VIST SMALL CAP GROWTH      RUSSELL 2000 INDEX
MAY 4, 1995                                10000                10000
JUN 30                                     10939                10676
SEP 30                                     12593                11731
DEC 31, 1995                               13008                11985
MAR 31                                     14439                12600
JUN 30                                     16705                13230
SEP 30                                     17587                13275
DEC 31, 1996                               16582                13965
MAR 31                                     13401                13242
JUN 30                                     16540                15655
SEP 30                                     18778                17984
DEC 31, 1997                               16703                17382
MAR 31                                     18207                19127
JUN 30                                     16690                18234
SEP 30                                     12902                14560
DEC 31, 1998                               16181                16934
MAR 31                                     15120                16015
JUN 30                                     17031                18505
SEP 30                                     18331                17335
DEC 31, 1999                               29234                20534
MAR 31                                     35305                21988
JUN 30, 2000                               36908                21157
SEP 30                                     36927                21389
DEC 31, 2000                               24820                19911



* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 2000

                                   PAST 1      PAST 5        LIFE OF
                                    YEAR        YEARS     PORTFOLIO***
----------------------------------------------------------------------
Small Cap Growth Portfolio        (15.10)%     13.79%        17.42%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 4, 1995)

WORLD EQUITY PORTFOLIO

OBJECTIVE

The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States. This objective per First Variable's instruction, is to be obtained via international "blue chips" and domestic U.S. small cap stocks.

MANAGEMENT'S
 DISCUSSION & ANALYSIS

MARKET COMMENTARY

INTERNATIONAL: The world markets retreated in the 4th quarter as U.S. and global companies announced disappointing earnings. High energy prices, and warnings about technology company earnings also hurt equities prices.

Current negatives are the slowing U.S. economy and its ripples internationally, offset by the more positive longer term effect of lower U.S. interest rates. The international portion of the World Equity Portfolio is positioned defensively in larger international blue chips, with predictable earnings. Over-weighted sectors include: pharmaceuticals, tobacco, energy and financials. Conversely, the international portion of WEP is under-weighted in technology. Geographically, Europe represents about 60% of the international portion. We expect Europe to grow faster than the U.S. in 2001 because restructuring is significant in Europe. Emerging market exposure has been increased because there are many fine, cheap, companies there, and lower U.S. rates should help many emerging markets because their currency is tied to the U.S. dollar. The fund is under-weight Japan with a weight of about 10%.

DOMESTIC: The market remained very volatile in the 4th quarter. Double-digit upswings during October and December did not prevent a very weak quarter. The most heavily weighted sectors in our benchmark were hit the hardest. Health Technology and Electronic Technology had


                                                                       EVERGREEN
                                                                      INVESTMENT
                                                                      MANAGEMENT

                                                                [EVERGREEN LOGO]
WORLD
EQUITY


PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

   1 Year                           (6.01)%
   5 Year                           13.67%
   10 Year                          12.46%


TOP 10 HOLDINGS

                                                         % OF           % OF
AS OF 12/31/00                                          NET ASSETS     TOP 10
-------------------------------------------------------------------------------
HSBC Holdings Plc                                      2.73%           16.72%
Schering AG                                            2.08%           12.72%
ISS A/S                                                1.62%            9.94%
DaVita, Inc.                                           1.50%            9.16%
Mercury General Corporation                            1.45%            8.89%
OSI Pharmaceuticals, Inc.                              1.43%            8.77%
Nestle S.A.                                            1.42%            8.69%
Akzo Nobel N.V.                                        1.41%            8.60%
Embraer - Empresa Brasileira de
Aeronautica S.A.                                       1.36%            8.32%
British American Tobacco Plc                           1.34%            8.19%


TOP 5 COUNTRIES

                                                               % OF
  AS OF 12/31/00                                              NET ASSETS
------------------------------------------------------------------------
   United States                                                45.8%
   United Kingdom                                                8.2%
   Japan                                                         7.0%
   Canada                                                        6.8%
   France                                                        5.6%


Special risks such as currency fluctuations and political changes should be considered when investing internationally.

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)

declines in the 25% to 50% range. The results were primarily due to growing concern over a slowing economy, along with disappointing earnings announcements.

PORTFOLIO PERFORMANCE

We have a 50% domestic and 50% international benchmark for the World Equity Portfolio. This benchmark, the WEP Index, is comprised of 50% Russell 2000 Growth + 50% EAFE Free. The performance for the World Equity Portfolio on a year-to-date basis was -6.01% as compared to the benchmark return of -17.75%.

INTERNATIONAL: The World Equity Portfolio managed to beat the index by 3.35% in the fourth quarter, and by 11.74% for the year 2000. The fund beat the index thanks to its defensive positioning. France, Canada and Brazil did very well for the fund, as we are over-weight and had positive return in a down world market (the index has no weight in Canada or Brazil). Manulife Financial (financial services), up 49%, and other financials led the way. In Japan, Mitsui Marine & Fire (insurance) and Sumitomo Marine & Fire (insurance) were also positive. Overall, Japan was down, -11% in the World Equity Portfolio vs. -15% for the index.

DOMESTIC: Our under-weighting in technology and health care areas helped performance vs. the benchmark. Our biggest winners were in Health Services, with stocks such as Apria Healthcare, Davita and Amerisource each contributing over 1% to the domestic portion of the account. However, despite our technology under-weighting, the weakness in technology stocks kept us in the red.

OUTLOOK

INTERNATIONAL: Continued volatility in the U.S. particularly in the highly valued tech area, has had an adverse ripple effect internationally. We are defensively positioned, and given the rate cut we will be moving to a less defensive position. Cash has been reduced to 2%, and emerging markets, small caps, and other "beaten down" opportunities will be increased. Emphasis on sector and individual stocks is more critical than ever. In addition, we expect the yen to decline vs. the euro over the next several months. The fund has a 45% hedge of our yen position.

DOMESTIC: We expect large rapid swings in the market to continue. Uncertainties over economic strength, interest rate levels, and technology earnings growth rates are all high now. The underlying growth rates in many areas of technology remain high, so as the slowdown abates, this should be a good area in 2001. We also expect a broader market, with much better performance from many "old economy" areas of investment. Volatility is not inherently bad. It gives us the opportunity to buy excellent companies at great prices. By keeping a longer time horizon, we can use these swings to generate strong long-term returns.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WORLD EQUITY PORTFOLIO AND THE MSCI WORLD INDEX*

                                  [LINE CHART]

                                        VIST WORLD EQUITY      MSCI WORLD INDEX
-------------------------------------------------------------------------------
APR 1, 1994                                  10000                10000
JUN 30                                        9830                10301
SEP 30                                       10523                10522
DEC 31, 1994                                 10707                10447
MAR 31                                       10921                10957
JUN 30                                       11806                11375
SEP 30                                       13312                11849
DEC 31, 1995                                 13310                12329
MAR 31                                       13721                12772
JUN 30                                       14646                13131
SEP 30                                       14263                13187
DEC 31, 1996                                 14956                13666
MAR 31                                       14544                13749
JUN 30                                       16506                15728
SEP 30                                       17645                16022
DEC 31, 1997                                 16449                15391
MAR 31                                       18896                17595
JUN 30                                       19078                17952
SEP 30                                       15329                15799
DEC 31, 1998                                 17289                19135
MAR 31                                       17070                20281
JUN 30                                       18755                21481
SEP 30                                       18792                21164
DEC 31, 1999                                 26877                24734
MAR 31                                       30179                24989
JUN 30                                       29033                24104
SEP 30                                       27561                23415
DEC 30, 2000                                 25263                21701


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 2000

                               PAST 1       PAST 5       PAST 10
                                YEAR         YEARS        YEARS
---------------------------------------------------------------
World Equity Portfolio         (6.01)%      13.67%       12.46%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

GROWTH PORTFOLIO
OBJECTIVE

Seeks capital growth by investing primarily in common stocks and securities convertible into common stock. Also seeks current income when consistent with the primary objective. Securities are selected on the basis of their issuers' long-term potential for expanding their earnings, profitability, and size and on the basis of potential increases in market recognition of their securities.

MANAGEMENT'S
  DISCUSSION & ANALYSIS

MARKET COMMENTARY

Value Line's management team for the Growth Portfolio enjoyed favorable relative performance during the first nine months in 2000 because of our bottoms-up stock selections from within the framework of the VALUE LINE TIMELINESS RANKING SYSTEM, as well as an excellent top-down strategic forecast.

We had remained fully invested over the summer months, and the Growth Portfolio benefited fully from the powerful rally the market witnessed from Memorial Day through Labor Day: the DJIA rose by 11%, the S&P 500 increased by 13%, and the NASDAQ Composite leapt by 40%.

But we turned cautious at Labor Day, fearing seven different fundamental factors: weak third-quarter corporate earnings; the spike in energy prices; the plunging euro; the slowing economy; the upcoming Presidential election; rising bond yields and the resulting contraction in Price/Earnings multiples; and instability in the Middle East. Concerned that some or all of these issues could punish the favorable investment returns that we had generated to date, we decided that prudence should rule the day. As a result, we adopted a defensive portfolio posture, locking in some profits, shifting to an underweighted position in technology, creating an energy exposure, and temporarily raising a large amount of cash.

This defensive strategy worked like a charm, as we held our solid lead over the equity industry benchmarks through the normally treacherous month of September and for most of October.

The usual promise of the equity market's year-end Presidential Election rally was soon to be upon us. In addition, the three-month period

                                                                VALUE LINE, INC.

                                                         [VALUE LINE, INC. LOGO]

                                                                          GROWTH

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00
---------------------------------------------------------------------------
1 Year                                                            (14.65)%
5 Year                                                             18.94 %
10 Year                                                            15.93 %

TOP 10 HOLDINGS


                                                          % OF          % OF
  AS OF 12/31/00                                        NET ASSETS      TOP 10
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                     3.70%          13.35%
QUALCOMM, Inc.                                            3.36%          12.09%
Citigroup, Inc.                                           3.13%          11.26%
Time Warner, Inc.                                         2.80%          10.08%
Medtronic, Inc.                                           2.67%           9.62%
Cisco Systems, Inc.                                       2.54%           9.14%
EMC Corporation                                           2.51%           9.05%
America Online, Inc.                                      2.43%           8.74%
Lehman Brothers Holdings, Inc.                            2.37%           8.54%
Adobe Systems, Inc.                                       2.26%           8.13%


TOP 5 SECTOR WEIGHTINGS


                                                                 % OF
  AS OF 12/31/00                                               NET ASSETS
-------------------------------------------------------------------------
Financial Services                                                9.2%
Computer Software                                                 8.1%
Medical Supplies & Services                                       7.1%
Computers & Business Equipment                                    6.4%
Retail                                                            5.1%

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)

from November through January traditionally generates the most powerful investment returns of the year. As a result, we opted to become more fully invested again just prior to the election. Unfortunately, we had no inkling of the Constitutional crisis that was about to ensue.

For some five weeks after the election, the markets grappled somewhat unsuccessfully with the uncertainty associated with not knowing the identity of our next President. Moreover, we also did not know the final balance of either House of Congress, nor which party's legislative agenda was likely to emerge. All of this intense confusion came within the context of a rapidly decelerating economy and a central bank that was seemingly unsure as to what its next steps should be.

The equity markets collapsed under the considerable weight of this uncertainty, with the most damage suffered by the technology-laden NASDAQ Composite, which crashed by some 56% from its March 10th peak to its recent trough, the worst performance in its 29-year history. The Growth Portfolio's investment returns were harmed amidst this market carnage, transforming our relative performance from favorable to disappointing in less than three months' time.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2000, the Growth Portfolio produced a loss of -14.65%, compared with losses of -4.85% for the DJIA, -9.11% for the S&P 500 and -39.29% for the NASDAQ Composite.

While the year 2000 was extremely challenging from an investment perspective, the Growth Portfolio had managed to produce solid returns entering an extraordinary fourth quarter. The year's final three-month period was marked by an unprecedented 35-day crisis surrounding November's Presidential election, as well as massive tax-loss selling during the last three weeks of the year. Through September 30, 2000, the Growth Portfolio had generated a year-to-date return of -0.32%, compared with losses of -1.39% for the S&P 500, -6.28% for the DJIA, and -9.64% for the NASDAQ Composite.

OUTLOOK

Looking forward, we believe that the economy and the Federal Reserve are the stories on which to focus our attention. Gross Domestic Product has plunged from a revised increase of 8.3% in fourth quarter, 1999 to a muted gain of only 1.4% in fourth quarter, 2000. This is chiefly because of the ongoing reduction of precautionary Y2K inventory stockpiles, as well as the Fed's six consecutive interest-rate increases totaling 1.75% in the fed funds from June, 1999 until May, 2000.

Federal Reserve Chairman Alan Greenspan stunned the financial markets during the first week of the new year. In a rare inter-meeting decision, the Fed cut both the federal funds and discount rates by 0.50% each. The Fed then followed that up with another pair of half-point rate cuts at the January 31st FOMC meeting, totaling an extraordinary 1.00% reduction in both the fed funds and the discount rates during January alone.

We believe that the Fed has another 0.50%-1.00% of easing to introduce before mid-year, with perhaps quarter-point cuts at each of the next three FOMC meetings in March, May and June. In addition, we expect to see a tax cut, retroactive to January 1st, passed by Congress during incoming President George
W. Bush's honeymoon period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH PORTFOLIO AND THE S&P 500 INDEX *

                                  [LINE CHART]

                                    VIST GROWTH          S&P 500 INDEX
----------------------------------------------------------------------
APR 1, 1994                            10000                10000
JUN 30                                  9393                 9966
SEP 30                                 10141                10380
DEC 31, 1994                           10264                10303
MAR 31                                 10834                11305
JUN 30                                 12461                12383
SEP 30                                 14180                13365
DEC 31, 1995                           14075                14169
MAR 31                                 15209                14930
JUN 30                                 15970                15599
SEP 30                                 16924                16081
DEC 31, 1996                           17708                17420
MAR 31                                 16850                17889
JUN 30                                 19920                21009
SEP 30                                 22475                22582
DEC 31, 1997                           21890                23231
MAR 31                                 23984                26469
JUN 30                                 25036                27342
SEP 30                                 22919                24627
DEC 31, 1998                           29177                29868
MAR 31                                 32492                31355
JUN 30                                 32459                33566
SEP 30                                 31756                31471
DEC 31, 1999                           39253                36151
MAR 31                                 40694                36979
JUN 30                                 39139                35995
SEP 30                                 39126                35646
DEC 31, 2000                           33504                32859


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 2000

                                   PAST 1        PAST 5         PAST 10
                                    YEAR          YEARS          YEARS
-----------------------------------------------------------------------
Growth Portfolio                  (14.65)%       18.94%        15.93%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

MATRIX EQUITY PORTFOLIO


OBJECTIVE

Seeks capital appreciation and current income by investing in a diversified portfolio of equity securities that is selected on the basis of a proprietary analytical model.

MANAGEMENT'S DISCUSSION & ANALYSIS

MARKET COMMENTARY

An intense dose of reality took hold of the markets in the closing quarter of 2000. With several factors at work, stocks were pummeled across the board. Valuations, which reached surreal levels early in the year, continued to come down from their highs. Real earnings and cash flow came back into vogue and many stocks were found wanting. Disappointing U.S. equity returns in the fourth quarter reflected this changing environment. For the quarter, the total return of the S&P 500 Index was -7.82%, the Russell 1000 Growth returned -21.34% while its value counterpart returned 3.60% and the Russell 2000 Index (representative of the small cap market segment) posted a -6.91% return. Not surprisingly, volatility moved much higher through the quarter with some spikes to near record levels. This contrasted sharply with the lows of August. Market breadth continued to improve in the fourth quarter compared with the extreme narrowness experienced earlier in the year. In the fourth quarter, 73% of the stocks in the S&P 500 Index outperformed the Index itself compared to 60%, 52% and 35%, respectively, in each of the three preceding quarters. For the year, 315 of the stocks within the S&P 500 Index outperformed the Index as a whole.

For the year, the return of the S&P 500 Index was -9.10% (the first calendar year decline in that Index since 1994), the Russell 1000 Growth Index dropped -22.43%, the Russell 1000 Value Index was up 7.02% and the Russell 2000 was down -3.03%. The returns of the style indices reflect the dramatic swing that occurred between growth and value stocks in 2000. In June, large cap growth stocks had outperformed large cap value stocks in the prior twelve months by 35% (+26% vs. -9%). This experience was reversed by the end of the year, leaving value stocks ahead of growth stocks by 29% (-22% vs. +7%). This tremendous shift was unprecedented.

The year 2000 was greatly influenced by the actions of the Federal Reserve. It continued to tighten through the first part of the year. The old


                                                                    STATE STREET
                                                                 GLOBAL ADVISORS

                                                             [STATE STREET LOGO]

MATRIX EQUITY

PERFORMANCE

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00
---------------------------------------------------------------------
1 Year                                                       (13.66)%
5 Year                                                         8.79%
10 Year                                                       12.03%

TOP 10 HOLDINGS

                                                      % OF             % OF
  AS OF 12/31/00                                    NET ASSETS         TOP 10
--------------------------------------------------------------------------------
General Electric Company                              4.10%            16.22%
Merck & Company, Inc.                                 3.43%            13.58%
Cisco Systems, Inc.                                   3.02%            11.96%
Oracle Corporation                                    2.36%             9.34%
Citigroup, Inc.                                       2.31%             9.15%
Exxon Mobil Corporation                               2.18%             8.63%
Pfizer, Inc.                                          2.01%             7.95%
Bristol-Myers Squibb Company                          1.97%             7.78%
Microsoft Corporation                                 1.96%             7.77%
SBC Communications, Inc.                              1.93%             7.62%

TOP 5 SECTOR WEIGHTINGS

                                                                  % OF
  AS OF 12/31/00                                                NET ASSETS
--------------------------------------------------------------------------------
Financial Services                                                 10.6%
Drugs                                                              10.1%
Computer Software                                                   7.5%
Telecommunications                                                  7.2%
Insurance                                                           5.4%

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)

adage "three steps and a stumble" (six counting the prior year's moves) turned out to be true after all. In some late-breaking news in early January of 2001, the Fed stunned the market with an aggressive inter-meeting ease of half a percent. Despite denials that the Fed doesn't target stock price levels, many market observers believe Chairman Greenspan was not unhappy with the market's response. Remember he made his "irrational exuberance" observation in December 1996 when the Dow was at 6,500. The tightening had a direct effect on the pace of economic growth. GDP slowed from a 5.7% rate in the fourth quarter of 1999 to an estimated 2.7% rate in the last quarter of 2000. Recent indicators point to further significant slowing. Consumer confidence declined in each month of the fourth quarter leaving the indicator at 128.3 - a low for the last two years, but still high in historical terms. Throughout the fourth quarter, companies reported lower than expected earnings and warned of reduced profits and sales going forward. This continued to make valuations appear too high.

PORTFOLIO PERFORMANCE
The VIST Matrix Equity Portfolio under-performed in the fourth quarter with a return of -10.85% versus the S&P 500 Index return of -7.82%. This leaves the portfolio down -13.66% for the year vs. the Index down -9.10%.

In the fourth quarter, Technology contributed the most under-performance to the portfolio by far. The Hardware sector contributed -1.87% to relative performance. Over-weights in stocks such as Sun Micro, Intersil, Novellus, Vishay, Kemet, and 3-Com hurt the most. These were offset slightly by under-weights in Lucent and Broadcom and timely buying of Network Appliance. We sold Novellus and Hewlett-Packard. We remain confident in Sun Micro, Vishay, and Intersil, for now. Over-weights in the Software sector also hurt including Adobe and Symantec. Helping performance in Technology were under-weight positions in most stocks in the Communications segment, which contributed +0.60% to relative performance. Over-weights in the Retail sector hurt performance. Radioshack, Best Buy and Tiffany gave back gains from earlier in the year. The Banking sector, especially Thrifts, helped in fourth quarter. Greenpoint, Dime and Washington Mutual all contributed nicely as the market priced in the likelihood of interest rate cuts. The Financial Services sector, especially Broker/Dealers, was weak as fears of recession hurt Lehman, Bear Stearns, and Merrill Lynch.

OUTLOOK
With an ugly year of stock returns behind us, many investors come into 2001 with a high degree of fear. In fact, their level of concern at the start of the year was similar to their level of optimism at the end of 1999. Ironically, when investors are quite worried or fearful, stocks tend to perform well going forward. When money is flowing freely and greed is high, stock markets tend to go down soon after -- such as in 2000. So what are people worried about? They fear a significant slowdown in the economy, or worse, a recession. This in turn would lead to higher unemployment, which in turn leads to reduced consumer confidence and that cuts consumer spending. If consumers stop spending, that worsens the recession leading to more unemployment and so on. In addition, there is political risk as we have a divided Senate and nearly a divided Congress.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MATRIX EQUITY PORTFOLIO AND THE S&P 500 INDEX*

                                      MATRIX EQUITY                S&P 500 INDEX
                                      -------------                -------------

APR 1, 1994                               10000                        10000
JUN 30                                     9940                         9966
SEP 30                                    10180                        10380
DEC 31, 1994                              10009                        10303
MAR 31                                    10604                        11305
JUN 30                                    11153                        12383
SEP 30                                    12369                        13365
DEC 31, 1995                              13357                        14169
MAR 31                                    12989                        14930
JUN 30                                    13446                        15599
SEP 30                                    12835                        16081
DEC 31, 1996                              13973                        17420
MAR 31                                    13767                        17889
JUN 30                                    15284                        21009
SEP 30                                    17056                        22582
DEC 31, 1997                              17054                        23231
MAR 31                                    19342                        26469
JUN 30                                    19606                        27342
SEP 30                                    16940                        24627
DEC 31, 1998                              20655                        29868
MAR 31                                    20933                        31355
JUN 30                                    22078                        33566
SEP 30                                    20989                        31471
DEC 31, 1999                              23576                        36151
MAR 31                                    24211                        36979
JUN 30, 2000                              23396                        35995
SEP 30                                    22834                        35646
DEC 31, 2000                              20356                        32859


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 2000

                                        Past 1       Past 5       Past 10
                                         Year         Years        Years
                                         ----         -----        -----

Matrix Equity Portfolio                (13.66)%       8.79%        12.03%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Matrix Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

Credit Suisse
Asset Management, LLP

[WARBURG PINCUS LOGO]



GROWTH & INCOME PORTFOLIO


OBJECTIVE

Seeks long-term growth of capital and income and a reasonable current return by investing primarily in dividend-paying common stocks, convertibles, and readily marketable securities that derive their value from common stocks, as well as fixed income securities. The Portfolio does not strive to maintain a specific balance of stocks, bonds, and money market instruments. Instead the manager selects the industry sectors and individual securities he believes have the highest potential for attractive total returns.

MANAGEMENT'S DISCUSSION & ANALYSIS

MARKET COMMENTARY
The fourth quarter was a difficult one for the U.S. stock market, which remained plagued by earnings disappointments and fears of a slowing economy. Technology and communications stocks accounted for the bulk of the market's decline, as they did in the third quarter. The period had its share of winners, however, including health-care stocks, favored for their perceived defensive status, and energy stocks, aided in many cases by high oil and gas prices.

PERFORMANCE
Variable Investor Series Trust Value Portfolio had a gain of 8.79% for the year, vs. a loss of -9.10% for the S&P 500 Index and a gain of 9.64% for the Lipper Multi-Cap Value Index. A number of the Portfolio's holdings had good showings, in particular its energy, financial services, health care, industrial and retail names. Stocks that hampered the Portfolio, in absolute terms at least, included its technology-related holdings, though these remained a relatively small part of the Portfolio.

Strategy: We continued to adhere to a bottom-up stock-selection process, focusing on companies we deem to be fundamentally undervalued, given their internal financial prospects. Specific factors we examine include positive catalysts such as restructurings, management changes and/or the development of new products or services.

Sector Emphasis: We remained over-weighted in the energy/oil services area (13.3% of the Portfolio as of December 31), though we continued to trim this position based on valuation considerations with respect to certain companies,



GROWTH &
INCOME

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

1 Year                                                                   8.79%
--------------------------------------------------------------------------------
5 Year                                                                  13.33%
--------------------------------------------------------------------------------
Since Inception*                                                        14.34%

*May 31, 1995


TOP 10 HOLDINGS

                                                           % OF           % OF
AS OF 12/31/00                                          NET ASSETS       TOP 10
American Standard Companies, Inc.                          2.58%         11.43%
--------------------------------------------------------------------------------
Federal National
  Mortgage Association                                     2.37%         10.51%
--------------------------------------------------------------------------------
General Mills, Inc.                                        2.33%         10.33%
--------------------------------------------------------------------------------
Devon Energy Corporation                                   2.25%          9.98%
--------------------------------------------------------------------------------
Baxter International, Inc.                                 2.25%          9.95%
--------------------------------------------------------------------------------
R&B Falcon Corporation                                     2.21%          9.80%
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                             2.21%          9.78%
--------------------------------------------------------------------------------
BP Amoco Plc                                               2.18%          9.67%
--------------------------------------------------------------------------------
Keebler Foods Company                                      2.15%          9.51%
--------------------------------------------------------------------------------
Safeway, Inc.                                              2.04%          9.04%

TOP 5 SECTOR WEIGHTINGS

                                                                      % OF
AS OF 12/31/00                                                      NET ASSETS

Oil & Gas                                                              11.7%
--------------------------------------------------------------------------------
Financial Services                                                      7.1%
--------------------------------------------------------------------------------
Banks                                                                   7.0%
--------------------------------------------------------------------------------
Capital Equipment                                                       6.8%
--------------------------------------------------------------------------------
Retail                                                                  5.9%

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)

most specifically oil producers. We continued to see ample value here, however, especially among energy-services and natural gas companies operating in North America. One of our larger energy positions included R&B Falcon (2.21%), an oil services/equipment provider.

One sector weighting we increased in the quarter was financial services (14.1% of the Portfolio including Banks and Savings & Loans). Our focus was on companies that have good potential to benefit from the supportive interest-rate backdrop we foresee over the next year. We remained highly selective in our approach, seeking to avoid companies with current or potential credit burdens (such as banks with deteriorating loan portfolios).

Financial companies we added in the period included Fleet Boston Financial (1.35%), which offers a range of financial services such as consumer lending. Another was MGIC Investment Corp. (1.07%), a provider of private mortgage insurance.

We also modestly raised our exposure to the retail sector. We took advantage of market declines to add companies we judged to be oversold, given their potential to be in better shape a year or so from now. Names we purchased included Best Buy (0.85%), a Minnesota-based retailer of consumer and office electronics products.

Elsewhere, we maintained a significant position in health care (8.3%, including pharmaceutical stocks). Top holdings included Baxter International (2.25%), a provider of medical equipment and supplies. Other noteworthy sector weightings for the Portfolio continued to include industrial manufacturing & processing (3.7%) and capital equipment (6.8%), where we remained focused on companies with good and improving cash flows.

OUTLOOK
Looking ahead, we expect market volatility to remain high, driven by visible profit disappointments that punish stocks broadly. Within such an environment, we will continue our efforts to capitalize on market declines, seeking to add high-quality companies trading at reasonable, if not very compelling, valuations. In terms of sector allocation, while we will maintain a bottom-up approach, we may reduce some of our more-defensive sector weightings (such as health care), and look to selectively add depressed technology stocks, should interest rates continue to decline.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH & INCOME PORTFOLIO AND THE S&P 500 INDEX*

                                    VIST GROWTH & INCOME       S&P 500 INDEX

MAY 31, 1995                                10000                   10000
JUN 30                                      10152                   10232
SEP 30                                      11145                   11043
DEC 31, 1995                                11310                   11708
MAR 31                                      12747                   12337
JUN 30                                      12907                   12890
SEP 30                                      12162                   13288
DEC 31, 1996                                12680                   14395
MAR 31                                      12833                   14782
JUN 30                                      14608                   17360
SEP 30                                      16139                   18660
DEC 31, 1997                                16256                   19196
MAR 31                                      18120                   21872
JUN 30                                      18323                   22593
SEP 30                                      15669                   20350
DEC 31, 1998                                18282                   24680
MAR 31                                      18140                   25910
JUN 30                                      21120                   27736
SEP 30                                      19428                   26005
DEC 31, 1999                                19434                   29872
MAR 31                                      19080                   30556
JUN 30                                      18997                   29744
SEP 30                                      20222                   29455
DEC 31, 2000                                21141                   27152



* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 2000

                                      Past 1       Past 5            Life of
                                       Year         Years           Portfolio***
                                       ----         -----           ------------

Growth & Income Portfolio             8.79%        13.33%             14.34%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 31, 1995)

MULTIPLE STRATEGIES PORTFOLIO

OBJECTIVE

Seeks as high a level of total return over an extended period of time as is consistent with prudent investment risk by investing in equity securities, bonds and money market instruments in varying proportions, depending upon prevailing economic and financial market conditions.

MANAGEMENT'S DISCUSSION & ANALYSIS

MARKET COMMENTARY

Value Line's management team for the Multiple Strategies Portfolio enjoyed favorable relative performance during the first nine months in 2000 because of our bottoms-up stock selections from within the framework of the VALUE LINE TIMELINESS RANKING SYSTEM, as well as an excellent top-down strategic forecast.

We had remained fully invested over the summer months, and the equity portion of the Multiple Strategies Portfolio benefited fully from the powerful rally the stock market witnessed from Memorial Day through Labor Day. The DJIA rose by 11%, the S&P 500 increased by 13%, and the NASDAQ Composite leapt by 40%.

But we turned cautious at Labor Day, fearing seven different fundamental factors: weak third-quarter corporate earnings; the spike in energy prices; the plunging euro; the slowing economy; the upcoming Presidential election; rising bond yields and the resulting contraction in Price/Earnings multiples; and instability in the Middle East. Concerned that some or all of these issues could punish the respectable investment returns that we had generated to date, we decided that prudence should rule the day. As a result, we adopted a defensive portfolio posture, locking in some profits, shifting to an under-weighted position in technology, creating an energy exposure, and temporarily raising a large amount of cash.

This defensive strategy worked well, as we remained within sight of the blended benchmark through the normally treacherous month of September and for most of October.

                                VALUE LINE, INC.

                             [VALUE LINE, INC. LOGO]

                               MULTIPLE STRATEGIES

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

   1 Year                               (12.55)%
   5 Year                                15.82%
   10 Year                               14.11%

TOP 10 HOLDINGS

                                  % OF        % OF
  AS OF 12/31/00                NET ASSETS    TOP 10
   FHLB, 4.875%, 01/22/2002       4.67%       16.48%
   FNMA, 5.75%, 06/15/2005        3.53%       12.48%
   Wal-Mart Stores, Inc.          3.00%       10.60%
   USTB, 7.25%, 08/15/2022        2.84%       10.03%
   Citigroup, Inc.                2.66%        9.41%
   Cisco Systems, Inc.            2.41%        8.52%
   FNMA, 6.00%, 05/15/2008        2.36%        8.35%
   EMC Corporation                2.35%        8.29%
   QUALCOMM, Inc.                 2.32%        8.20%
   Adobe Systems, Inc.            2.16%        7.64%

TOP 5 SECTOR WEIGHTINGS

                                              % OF
  AS OF 12/31/00                            NET ASSETS
   Federal Agencies                           11.8%
   Financial Services                          7.5%
   Computer Software                           7.2%
   Medical Supplies & Services                 6.5%
   Computers & Business Equipment              5.9%

The usual promise of the equity market's year-end Presidential Election rally was soon to be upon us. In addition, the three-month period from November through January traditionally generates the most powerful equity investment returns of the year. As a result, we opted to become more fully invested again just prior to the election, with a heavy allocation to stocks at the expense of bonds. Unfortunately, we had no inkling of the Constitutional crisis that was about to ensue.

For some five weeks after the election, the markets grappled somewhat unsuccessfully with the uncertainty associated with not knowing the identity of our next President. Moreover, we also did not know the final balance of either House of Congress, nor which party's legislative agenda was likely to emerge. All of this intense confusion came within the context of a rapidly decelerating economy and a central bank that was seemingly unsure as to what its next steps should be.

The equity markets collapsed and the bond market soared under the considerable weight of this uncertainty, with the most damage suffered by the technology-laden NASDAQ Composite, which crashed by some 56% from its March 10th peak to its recent trough, the worst performance in its 29-year history. Bonds enjoyed a powerful rally, as the yield on the 30-year Treasury plummeted from about 6.00% at the end of September to 5.34% at year-end. The Multiple Strategies Portfolio suffered a double whammy during this period, as its equity investment returns were harmed amidst this market carnage, and the under-weighted bond position did not benefit fully from the powerful rally in fixed income. As a result, these dual developments transformed our relative performance from respectable to disappointing in less than three months' time.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2000, the Multiple Strategies Portfolio produced a loss of -12.55%, compared with a blended total investment loss of -1.01% for the composite benchmark, comprised of 60% of the S&P 500 and 40% of the Lehman Government Corporate Bond Index.

The Multiple Strategies Portfolio was allocated 76% to stocks at year-end 2000, with 17% dedicated to bonds and 7% to cash.

Fixed-income investments enjoyed a much better performance year during 2000 than equities for several reasons. First, bonds typically perform well during an economic slowdown. Next, in light of the growing federal budget surplus, there has been speculation that the U.S. Treasury would like to retire 30-year bonds, which created additional demand in response to the anticipated elimination in supply. Finally, bonds served as a flight-to-quality magnet for many equity investors who were seeking safety and stability.

Over the course of calendar year 2000, the yield on the 30-year Treasury bond plunged from a high of 6.75% in January to a recent low of 5.34%. Certainly, the under allocation of bonds within the Multiple Strategies Portfolio was a chief reason for its relatively poor performance compared with the blended benchmark.

While the year 2000 was extremely challenging from an investment perspective, the Multiple Strategies Portfolio did manage to generate respectable returns prior to an extraordinary fourth quarter. The year's final three-month period was marked by an unprecedented 35-day crisis surrounding November's Presidential election, as well as massive tax-loss selling in many equities during the last three weeks of the year. Through September 30, 2000, the Multiple Strategies Portfolio had generated a breakeven year-to-date return, compared with a gain of 1.99% for the blended benchmark.

OUTLOOK

Looking forward, we believe that the economy and the Federal Reserve are the stories on which to focus our attention. Gross Domestic Product has plunged from a revised increase of 8.3% in fourth quarter, 1999 to a muted gain of only 1.4% in fourth quarter, 2000. This is chiefly because of the ongoing reduction of precautionary Y2K inventory stockpiles, as well as the Fed's six consecutive interest-rate increases totaling 1.75% in the fed funds from June 1999 until May 2000.

Federal Reserve Chairman Alan Greenspan stunned the financial markets during the first week of the new year. In a rare inter-meeting decision, the Fed cut both the federal funds and discount rates by 0.50% each. The Fed then followed that up with another pair of half-point rate cuts at the January 31st FOMC meeting, totaling an extraordinary 1.00% reduction in both the fed funds and the discount rates during January alone.

We believe that the Fed has another 0.50%-1.00% of easing to introduce before mid-year, with perhaps quarter-point cuts at each of the next three FOMC meetings in March, May and June. In addition, we expect to see a tax cut, retroactive to January 1st, passed by Congress during incoming President George
W. Bush's honeymoon period.

We believe that equity investors will soon begin to look across the valley into the second half of calendar 2001, when these lower interest rates and tax cuts will begin to stimulate improved economic growth and generate more favorable year-to-year corporate earnings comparisons. And while bonds should continue to rally, we believe that we have already seen the lion's share of their positive relative returns, such that the reward-to-risk ratio clearly favors stocks over bonds at this time.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTIPLE STRATEGIES PORTFOLIO, THE S&P 500 INDEX* AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX*

                                  [LINE GRAPH]

                 VIST MULTIPLE STRATEGIES     LEHMAN BROS. GOV'T/      S&P 500 INDEX
                                               CORP BOND INDEX
APR 1, 1994               10000                     10000                   10000
JUN 30                    9364                      9876                    9966
SEP 30                    9913                      9925                    10380
DEC 31, 1994              9974                      9962                    10303
MAR 31                    10475                     10458                   11305
JUN 30                    11845                     11136                   12383
SEP 30                    13154                     11343                   13365
DEC 31, 1995              13189                     11872                   14169
MAR 31                    13884                     11594                   14930
JUN 30                    14351                     11648                   15599
SEP 30                    15053                     11854                   16081
DEC 31, 1996              15609                     12217                   17420
MAR 31                    15008                     11875                   17889
JUN 30                    17212                     12525                   21009
SEP 30                    19151                     13221                   22582
DEC 31, 1997              19011                     13991                   23231
MAR 31                    20379                     14191                   26469
JUN 30                    21223                     14792                   27342
SEP 30                    20032                     15525                   24627
DEC 31, 1998              24552                     15545                   29868
MAR 31                    26873                     15021                   31355
JUN 30                    26682                     14621                   33566
SEP 30                    26251                     14576                   31471
DEC 31, 1999              31426                     14357                   36151
MAR 31                    32287                     14742                   36979
JUN 30                    31372                     14956                   35995
SEP 30                    31427                     16136                   32859
DEC 31, 2000              27484                     16136                   32859

* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 2000

                                    Past 1            Past 5            Past 10
                                     Year              Years             Years
                                     ----              -----             -----
Multiple Strategies Portfolio      (12.55)%           15.82%            14.11%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

                     ( This page intentionally left blank )

HIGH INCOME BOND PORTFOLIO

OBJECTIVE

Seeks a high level of current income while secondarily seeking capital appreciation by investing primarily in fixed-income securities, including corporate bonds and notes, discount bonds, zero-coupon bonds, convertible securities, and preferred stocks and bonds issued with warrants, which are rated Baa or below by Moody's or BBB or below by Standard & Poor's or in unrated securities determined to be of comparable quality.

MANAGEMENT'S DISCUSSION & ANALYSIS

MARKET COMMENTARY

The high yield market under-performed the high quality bond market during the twelve months ended December 31, 2000. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 11.63% versus -5.86% for the Lehman Brothers High Yield Bond Index. Four primary reasons accounted for the high yield market's under-performance. First, credit risk remained high, as the default rate for high yield securities in 2000 reached its highest level since 1992 and rating agency downgrades are running well above upgrades. Second, the economy appears to be slowing, which raises the possibility that the economy could slip into recession causing earnings weakness to continue and driving default rates even higher. Third, telecommunications, the high yield market's largest industry sector, under-performed in sympathy with the substantial decline in the NASDAQ and execution problems at a number of companies. Finally, high yield bond mutual funds experienced substantial redemptions during the year placing considerable selling pressure on the market. These issues pushed the spread between the Credit Suisse First Boston High Yield Bond Index and Treasury securities from 5.73% on December 31, 1999 to 9.59% on December 30, 2000.

PORTFOLIO PERFORMANCE

The fund under-performed the Lehman Brothers High Yield Bond Index. The fund's under-weight

                      FEDERATED INVESTMENT COUNSELING, INC.

                  [FEDERATED INVESTMENT COUNSELING, INC. LOGO]

                                HIGH INCOME BOND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

   1 Year                       (11.45)%
   5 Year                         3.80%
   10 Year                        8.46%

TOP 10 HOLDINGS

                                       % OF             % OF
AS OF 12/31/00                      NET ASSETS         TOP 10
Global Crossing Holdings, Ltd.         2.81%           13.11%
CSC Holdings, Inc.                     2.59%           12.06%
Allied Waste North America, Inc.       2.38%           11.11%
NEXTEL Communications, Inc.            2.38%           11.09%
McLeodUSA, Inc.                        2.12%            9.88%
Charter Communications LLC             1.92%            8.94%
Nextlink Communications, Inc.          1.91%            8.91%
International Cabel Tel, Inc.          1.84%            8.58%
Premier Parks, Inc.                    1.75%            8.17%
Level 3 Communications, Inc.           1.75%            8.15%

TOP 5 SECTOR WEIGHTINGS

                                                       % OF
AS OF 12/31/00                                      NET ASSETS
Telecommunications & Cellular                          22.7%
Cable Television                                       14.4%
Consumer Products                                       7.3%
Health Care                                             5.0%
Broadcast Radio & Television                            4.2%

High yield bonds are subject to greater risk of principal and income than higher quality bonds.

in BB-rated securities was the main reason for its under-performance versus the index. BB-rated securities outperformed B-rated securities by 13.25% as credit quality concerns increased. The fund also suffered from its under-weight in the energy sector, which out-performed, given high oil and gas prices, and its lack of exposure in the gaming sector, which out-performed, given its stable credit characteristics. The fund's over-weight in deferred interest securities negatively impacted performance as these longer duration securities under-performed in the weak overall market. The fund was also negatively impacted by substantial redemption activity during the period. Specific telecommunications positions in Viatel, Teligent, PSInet and Hermes under-performed in an overall weak telecommunications sector. Defaults by companies such as Regal Cinemas, AEI Resources, Genesis Healthcare, Pillowtex and Glenoit negatively impacted performance. Defaults, which were higher than in previous years, were still below overall market levels. Positions in United International Holdings and its affiliates, US Office Products, and Motor Coach under-performed based on disappointing operating performance. On the plus side, Albecca, Allied Waste, GFSI and Kinetics Concepts out-performed on strong operating performance. Merger activity and debt tenders positively impacted the performance of positions in Dialog, Triarc, USXchange, Verio and Voicestream.

As of December 31, 2000, the fund's largest credit exposures were to: NTL Inc. and related entities, a UK based cable and telephone company; Nextel Communication and related entities, a US cellular phone company; Level 3 Communications, a world wide fiber based telecommunications company; Global Crossing Holdings, a world wide fiber based telecommunications company and CSC Holdings, a US multiple system cable operator. We continue to believe these companies possess strong credit characteristics and remain core positions. The three largest industry sectors at year-end were telecommunications at 22.7%, cable TV at 14.4% and consumer products at 7.3%. Telecommunications is a modest under-weight versus the index, although we do like selective issuers like Level 3 and sectors like wireless. Cable TV and consumer products are over-weight versus the index. We like the relative stable credit characteristics of these sectors in what may be a bumpy economic environment in early 2001. We remain under-weight in the energy sector believing that better value resides elsewhere. Deferred interest securities remain over-weight on our belief that certain specific issuers' deferred interest securities are very cheap after substantially under-performing in 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME BOND PORTFOLIO, FIRST BOSTON HIGH YIELD INDEX AND THE LEHMAN BROTHERS SINGLE "B" INDEX*

                                  [LINE GRAPH]

                VIST HIGH              LEHMAN BROTHER              FIRST BOSTON
               INCOME BOND            SINGLE "B" INDEX           HIGH YIELD INDEX
APR 1, 1994       10000                     10000                      10000
JUN 30            9906                      10010                      9856
SEP 30            9879                      10198                      10014
DEC 31, 1994      9655                      10215                      10010
MAR 31            10167                     10745                      10481
JUN 30            10729                     11299                      11089
SEP 30            11102                     11641                      11423
DEC 31, 1995      11487                     11907                      11752
MAR 31            11795                     12213                      12006
JUN 30            11948                     12464                      12195
SEP 30            12635                     13053                      12653
DEC 31, 1996      13123                     13523                      13211
MAR 31            13269                     13694                      13405
JUN 30            13931                     14259                      13984
SEP 30            14621                     14919                      14641
DEC 31, 1997      14899                     15159                      14878
MAR 31            15431                     15746                      15326
JUN 30            15527                     15854                      15519
SEP 30            14857                     14946                      14565
DEC 31, 1998      15352                     15352                      14964
MAR 31            15872                     15653                      15209
JUN 30            15850                     15674                      15386
SEP 30            15401                     15647                      15140
DEC 31, 1999      15633                     16022                      15455
MAR 31            14997                     15503                      15255
JUN 30            15125                     15734                      15324
SEP 30            14911                     15641                      15428
DEC 31, 2000      13843                     14551                      14647

* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 2000

                                   Past 1      Past 5       Past 10
                                    Year        Years        Years
                                    ----        -----        -----
High Income Bond Portfolio         (11.45)%     3.80%        8.46%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

U.S. GOVERNMENT BOND PORTFOLIO

OBJECTIVE

Seeks current income and preservation of capital. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. Government Securities; the remainder may be invested in investment grade corporate securities and in cash and money market instruments.

MANAGEMENT'S DISCUSSION & ANALYSIS

MARKET COMMENTARY

Treasury rates declined sharply across the yield curve during the fourth quarter. Evidence that the economy is slowing drove market price action during the quarter. While GDP grew in the second quarter at a 5.60% annualized rate, recently released third quarter data showed a slower rate of growth, about 2.20%. This slowing of the economy prompted the bond markets to anticipate rate cuts by the Federal Reserve Board. The intermediate part of the curve, two-year to five-year, had the best performance with yields dropping slightly less than 1.00%. Thirty-year bonds had the weakest performance and rallied only 0.50%. Mortgage-backed securities underperformed the Treasury market, which is typical during periods of large yield changes.

PORTFOLIO PERFORMANCE

For the quarter ending December 31, 2000, the Variable Investors Series Trust U.S. Government Bond Portfolio returned 4.09% versus a return of 4.99% for the Lehman Brothers Government Bond Index, the benchmark index. Year-to-date, the Fund has a total return of 11.00% while the Lehman Brothers Government Bond Index is up 13.24%.

OUTLOOK

We believe the Federal Reserve has entered a new easing phase. However, with two-year Treasury yields in the area of 5.125% and market participants calling for as much as 1.25% of easing in the first half of the year, the market appears to be a little ahead of itself. With Mr. Greenspan at the helm, the Federal Reserve has consistently approached policy in a gradualist fashion. Therefore, we believe rate cuts may be

                           STRONG CAPITAL MANAGEMENT

                        [STRONG CAPITAL MANAGEMENT LOGO]

                              U.S. GOVERNMENT BOND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

   1 Year                        11.00%
   5 Year                         5.62%
   10 Year                        7.42%

TOP 10 HOLDINGS

                                    % OF           % OF
  AS OF 12/31/00                  NET ASSETS      TOP 10
   Fed. Agric. Mort. Co.
      7.013%, 01/25/2003            6.58%         13.48%
   FNMA, 7.125%, 06/15/2010         5.53%         11.33%
   USTB, 6.125%, 08/15/2029         5.00%         10.24%
   FHLMC, 8.500%, TBA               4.78%          9.80%
   FHLMC, 7.500%, TBA               4.73%          9.70%
   GNMA, 7.500%, TBA                4.71%          9.65%
   FHLMC, 7.500%, TBA               4.70%          9.63%
   USTB, 7.250%, 05/15/2016         4.69%          9.62%
   FHLMC, 9.105%, 09/25/2028        4.07%          8.35%
   Fed. Agric. Mort. Co.
      6.710%, 07/25/2008            4.00%          8.20%

TOP 5 SECTOR WEIGHTINGS

                                                  % OF
  AS OF 12/31/00                                NET ASSETS
   Mortgage Backed Securities                     63.4%
   U.S. Government Securities                     21.2%
   Collateralized Mortgage Obligations            10.6%
   Non-Agency Mortgages and
     Asset Backed Securities                       8.5%
   Federal Agencies                                6.7%

Investment in the U.S. Government Bond Portfolio is not guaranteed by the U.S. Government.

slower in coming and in magnitude than the market expects. Consequently, our interest rate exposure is slightly defensive. The income advantage offered by mortgage-backed securities and agency debentures continues to make these attractive holdings for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX*

                                  [LINE GRAPH]

                    VIST U.S. GOVT. BOND     LEHMAN BROS. GOVT. BOND INDEX
APR 1, 1994               10000                         10000
JUN 30                     9929                          9885
SEP 30                     9960                          9927
DEC 31, 1994               9959                          9962
MAR 31                    10474                         10431
JUN 30                    11162                         11078
SEP 30                    11403                         11273
DEC 31, 1995              11968                         11788
MAR 31                    11663                         11522
JUN 30                    11666                         11576
SEP 30                    11839                         11772
DEC 31, 1996              12217                         12115
MAR 31                    12143                         11729
JUN 30                    12578                         12385
SEP 30                    13010                         12800
DEC 31, 1997              13362                         13224
MAR 31                    13542                         13424
JUN 30                    13842                         13779
SEP 30                    14379                         14541
DEC 31, 1998              14443                         14527
MAR 31                    14336                         14320
JUN 30                    14204                         14198
SEP 30                    14260                         14171
DEC 31, 1999              14169                         13878
MAR 31                    14563                         14343
JUN 30                    14744                         14566
SEP 30                    15111                         14967
DEC 31, 2000              15728                         15715

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 2000

                                         Past 1         Past 5        Past 10
                                          Year           Years         Years
                                          ----           -----         -----
U.S. Government Bond Portfolio           11.00%          5.62%         7.42%

"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

                Report of Ernst & Young LLP, Independent Auditors


To the Trustees and Contract Owners of
Variable Investors Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Small Cap Growth, World Equity, Growth, Matrix Equity, Growth & Income, Multiple Strategies, High Income Bond, and U.S. Government Bond Portfolios of Variable Investors Series Trust (the Trust) as of December 31, 2000, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of Variable Investors Series Trust at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods in the five periods then ended, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP

Chicago, Illinois
February 12, 2001


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS
   CIRCUITS -- (0.7%)
      Pericom Semiconductor Corporation (a) ....................................      6,800            $      125,800
                                                                                                       --------------

   COMMERCIAL SERVICES -- (0.5%)
      Mobile Mini, Inc. (a) ....................................................      4,200                    96,600
                                                                                                       --------------

   COMMUNICATION EQUIPMENT -- (3.1%)
      Newport Corporation ......................................................      5,100                   400,908
      Polycom, Inc. (a) ........................................................      6,000                   193,125
                                                                                                       --------------
                                                                                                              594,033
   COMPUTER RELATED -- (1.7%)
      Extreme Networks, Inc. (a) ...............................................      7,600                   297,350
      PC Connection, Inc. (a) ..................................................      3,800                    39,425
                                                                                                       --------------
                                                                                                              336,775
   COMPUTER SERVICES -- (1.3%)
      Manhattan Associates, Inc. (a) ...........................................      5,900                   251,488
                                                                                                       --------------

   COMPUTER SOFTWARE -- (2.0%)
      Advent Software, Inc. (a) ................................................      5,400                   216,337
      Great Plains Software, Inc. (a) ..........................................      3,800                   178,838
                                                                                                       --------------
                                                                                                              395,175
   CONSULTING SERVICES -- (4.3%)
      Corporate Executive Board Company (a) ....................................      8,200                   326,078
      Professional Detailing, Inc. (a) .........................................      4,800                   507,675
                                                                                                       --------------
                                                                                                              833,753
   DATA STORAGE -- (0.5%)
      SanDisk Corporation (a) ..................................................      3,800                   105,450
                                                                                                       --------------

   DISTRIBUTION/WHOLESALE -- (0.9%)
      Bell Microproducts, Inc. (a) .............................................     10,500                   166,688
                                                                                                       --------------

   DRUGS/PHARMACEUTICALS -- (14.4%)
      Albany Molecular Research, Inc. (a) ......................................      6,900                   425,213
      Aurora Bioscience Corporation (a) ........................................      5,200                   163,475
      Celgene Corporation (a) ..................................................      7,300                   237,250
      CIMA Labs, Inc. (a) ......................................................      6,600                   429,412
      First Horizon Pharmaceutical Corporation (a) .............................     12,000                   369,000
      Inhale Therapeutic Systems, Inc.(a) ......................................      2,800                   141,400
      Invitrogen Corporation (a) ...............................................      3,000                   259,125
      Myriad Genetics, Inc. (a) ................................................      4,400                   364,100
      Noven Pharmaceuticals, Inc. (a) ..........................................     10,800                   403,650
                                                                                                       --------------
                                                                                                            2,792,625
   ELECTRONIC COMPONENTS -- (13.3%)
      Alpha Industries, Inc. (a) ...............................................      8,000                   296,000
      Anaren Microwave, Inc. (a) ...............................................      9,400                   631,562
      Cymer, Inc. (a) ..........................................................      4,500                   115,805
      Elantec Semiconductor, Inc. (a) ..........................................      7,900                   219,225
      Keithley Instruments, Inc. ...............................................      3,500                   150,719
      Merix Corporation (a) ....................................................      6,050                    80,919

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   ELECTRONIC COMPONENTS -- (CONTINUED)
      Oak Technology, Inc. (a) .................................................      8,600            $       74,713
      Pixelworks, Inc. (a) .....................................................      5,800                   129,775
      Power-One, Inc. (a) ......................................................      4,400                   172,975
      TranSwitch Corporation (a) ...............................................      8,900                   348,212
      TriQuint Semiconductor, Inc. (a) .........................................      8,400                   366,975
                                                                                                       --------------
                                                                                                            2,586,880
   ELECTRONICS -- (1.4%)
      Photon Dynamics, Inc. (a) ................................................      5,100                   114,750
      SIPEX Corporation (a) ....................................................      6,200                   148,413
                                                                                                       --------------
                                                                                                              263,163
   MEDICAL PRODUCTS & SUPPLIES -- (5.9%)
      Biosite Diagnostics, Inc. (a) ............................................      4,600                   186,012
      Molecular Devices Corporation (a) ........................................      4,400                   301,125
      SurModics, Inc. (a) ......................................................      9,000                   331,312
      Techne Corporation (a) ...................................................      4,600                   165,888
      Zoll Medical Corporation (a) .............................................      4,700                   164,794
                                                                                                       --------------
                                                                                                            1,149,131
   MEDICAL SERVICES -- (3.4%)
      IMPATH, Inc. (a) .........................................................     10,000                   665,000
                                                                                                       --------------

   NETWORKING -- (1.9%)
      JNI Corporation (a) ......................................................      5,000                   113,437
      Proxim, Inc. (a) .........................................................      5,700                   245,100
                                                                                                       --------------
                                                                                                              358,537
   NETWORKING SOFTWARE -- (3.5%)
      Emulex Corporation (a) ...................................................      2,500                   199,844
      Foundry Networks, Inc. (a) ...............................................     10,000                   150,000
      Micromuse, Inc. (a) ......................................................      5,400                   325,940
                                                                                                       --------------
                                                                                                              675,784
   PRECISION INSTRUMENTS -- (0.4%)
      Zygo Corporation (a) .....................................................      2,600                    73,531
                                                                                                       --------------

   PUBLISHING -- (2.2%)
      Forrester Research, Inc. (a) .............................................      8,700                   435,544
                                                                                                       --------------

   RESTAURANTS -- (4.5%)
      California Pizza Kitchen, Inc. (a) .......................................      9,300                   262,725
      Krispy Kreme Doughnuts, Inc. (a) .........................................      2,800                   232,400
      P.F. Chang's China Bistro, Inc. (a) ......................................      6,300                   198,056
      Panera Bread Company, Class A (a) ........................................      8,000                   182,500
                                                                                                       --------------
                                                                                                              875,681
   RETAIL-APPAREL -- (2.0%)
      AnnTaylor Stores Corporation (a) .........................................      5,800                   144,637
      Footstar, Inc. (a) .......................................................      5,000                   247,500
                                                                                                       --------------
                                                                                                              392,137
   RETAIL-CATALOG -- (0.5%)
      Insight Enterprises, Inc. (a) ............................................      5,900                   105,831
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   RETAIL-GROCERY -- (1.4%)
      Whole Foods Market, Inc. (a) .............................................      4,300            $      262,838
                                                                                                       --------------

   RETAIL-SPECIALTY -- (1.2%)
      1-800 Contacts, Inc. (a) .................................................      6,400                   183,200
      Tweeter Home Entertainment Group, Inc. (a) ...............................      4,400                    53,625
                                                                                                       --------------
                                                                                                              236,825
   RETAIL-TRADE -- (0.3%)
      Ultimate Electronics, Inc. (a) ...........................................      3,000                    65,813
                                                                                                       --------------

   SEMICONDUCTOR MANUFACTURING -- (0.7%)
      DuPont Photomasks, Inc. (a) ..............................................      2,500                   132,109
                                                                                                       --------------

   SOFTWARE -- (7.4%)
      Actuate Software Corporation (a) .........................................     14,400                   275,400
      Aspen Technology, Inc. (a) ...............................................      6,400                   212,800
      Caminus Corporation (a) ..................................................     10,000                   232,500
      Informatica Corporation (a) ..............................................      5,000                   197,812
      MapInfo Corporation (a) ..................................................     11,000                   519,750
                                                                                                       --------------
                                                                                                            1,438,262
   SOFTWARE-CLIENT/SERVER -- (5.4%)
      Documentum, Inc. (a) .....................................................      6,000                   298,125
      Manugistics Group, Inc. (a) ..............................................     11,000                   627,000
      Pivotal Corporation (a) ..................................................      3,100                   114,894
                                                                                                       --------------
                                                                                                            1,040,019
   SOFTWARE-INTERNET -- (3.0%)
      IntraNet Solutions, Inc. (a) .............................................      3,000                   153,000
      RADWARE Ltd. (a) .........................................................      9,000                   151,875
      Synplicity, Inc. (a) .....................................................      7,500                   108,750
      WatchGuard Technologies, Inc. (a) ........................................      5,000                   158,125
                                                                                                       --------------
                                                                                                              571,750
   SOFTWARE-TESTING -- (1.0%)
      Mercury Interactive Corporation (a) ......................................      2,200                   198,550
                                                                                                       --------------

   SYSTEMS INTEGRATOR -- (1.4%)
      Cytyc Corporation (a) ....................................................      4,200                   262,763
                                                                                                       --------------

   TELECOMMUNICATION EQUIPMENT -- (9.6%)
      C&D Technologies, Inc. ...................................................      3,800                   164,112
      Celeritek, Inc. (a) ......................................................      8,000                   305,000
      Digital Lightwave, Inc. (a) ..............................................      6,912                   219,024
      New Focus, Inc. (a) ......................................................      7,000                   243,250
      Powerwave Technologies, Inc. (a) .........................................      9,000                   526,500
      Stanford Microdevices, Inc. (a) ..........................................      6,000                   216,000
      Tollgrade Communications, Inc. (a) .......................................      5,000                   182,500
                                                                                                       --------------
                                                                                                            1,856,386

         TOTAL COMMON STOCKS -- (Cost $17,200,337)                                             99.8%       19,344,921
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY     MATURITY
             AND TITLE OF ISSUE                      RATE         DATE        AMOUNT                     VALUE
             ------------------                      ----         ----        ------                     -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (1.0%)
      State Street Bank and Trust Company (b) ...   4.000%    01/02/2001     $ 202,090               $      202,000
                                                                                                     --------------

         TOTAL SHORT TERM INVESTMENT -- (Cost $202,000)                                       1.0%          202,000
                                                                                                     --------------

TOTAL INVESTMENTS -- (Cost $17,402,337)                                                     100.8%       19,546,921
LIABILITIES LESS OTHER ASSETS --                                                             (0.8)%        (164,097)
                                                                                         --------    --------------
NET ASSETS --                                                                               100.0%   $   19,382,824
                                                                                         ========    ==============

(a)    Non-income producing security.
(b) The agreement with State Street Bank and Trust Company, dated 12/29/00, is fully collateralized by a United States Treasury Bond, 7.500%, 11/15/2016, with a value of $207,382.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS
   AUSTRALIA -- (0.1%)
      Computershare Ltd. .......................................................        600            $        2,880
      Sonic Healthcare Ltd. ....................................................      2,700                    13,159
                                                                                                       --------------
                                                                                                               16,039
   AUSTRIA -- (0.3%)
      Austria Tabakwerke AG ....................................................        700                    38,814
                                                                                                       --------------

   BELGIUM -- (0.6%)
      Interbrew (a) ............................................................      2,464                    85,884
                                                                                                       --------------

   BERMUDA -- (0.4%)
      Mutual Risk Management Ltd. ..............................................      4,300                    65,306
                                                                                                       --------------

   BRAZIL -- (1.0%)
      Aracruz Celulose S.A., ADR ...............................................        300                     4,481
      Souza Cruz S.A. ..........................................................      7,200                    31,754
      Tele Norte Leste Participacoes S.A., ADR .................................      2,700                    61,594
      Uniao de Bancos Brasileiros S.A., GDR ....................................      1,800                    52,987
                                                                                                       --------------
                                                                                                              150,816
   CANADA -- (6.8%)
      Anderson Exploration Ltd. (a) ............................................        624                    14,162
      Bombardier, Inc., Class B ................................................      3,500                    54,006
      Brascan Corporation, Class A .............................................      4,900                    71,689
      Brookfield Properties Corporation ........................................      5,402                    95,056
      Canadian Natural Resources Ltd. (a) ......................................        448                    12,392
      Clarica Life Insurance Company ...........................................      1,947                    54,440
      Genesis Microchip, Inc (a) ...............................................      9,300                    86,025
      Gulf Canada Resource Ltd. (a) ............................................      5,610                    28,605
      Industrial Alliance Life Insurance Company ...............................      2,800                    75,865
      Manulife Financial Corporation ...........................................      5,945                   186,041
      Nexen, Inc. ..............................................................      1,840                    45,378
      Noranda, Inc. ............................................................      5,035                    50,172
      Nortel Networks Corporation ..............................................        854                    27,465
      Petro-Canada .............................................................      2,272                    57,773
      Quebecor, Inc., Class B ..................................................      3,100                    51,656
      Sobeys, Inc. .............................................................      6,824                   113,711
                                                                                                       --------------
                                                                                                            1,024,436
   CAYMAN ISLANDS -- (1.2%)
      Triton Energy Ltd. (a) ...................................................      5,900                   177,000
                                                                                                       --------------

   DENMARK -- (1.6%)
      ISS A/S (a) ..............................................................      3,600                   245,205
                                                                                                       --------------

   EGYPT -- (0.3%)
      Al Ahram Beverages Company S.A.E., GDR (a) ...............................      3,600                    45,360
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   FINLAND -- (1.2%)
      Nokia Oyj ................................................................      1,766            $       78,768
      Nokia Oyj, ADR ...........................................................      1,400                    60,900
      UPM-Kymmene Oyj ..........................................................      1,262                    43,312
                                                                                                       --------------
                                                                                                              182,980
   FRANCE -- (5.6%)
      Alcatel (a) ..............................................................        394                    22,383
      Axa  .....................................................................        624                    90,234
      Banque Nationale de Paris ................................................        695                    61,018
      Castorama Dubois Investissement S.A. .....................................        393                   101,851
      Danone (a) ...............................................................        373                    56,250
      France Telecom S.A. ......................................................        170                    14,678
      Lafarge ..................................................................        621                    52,072
      Pernod-Ricard S.A. .......................................................        600                    41,410
      PSA Peugeot Citroen ......................................................        284                    64,616
      Rhone Poulenc S.A. .......................................................        806                    70,764
      Sanofi-Synthelabo S.A. ...................................................        931                    62,069
      Suez Lyonnaise des Eaux S.A. .............................................        700                   127,845
      Totalfina S.A., Class B ..................................................        488                    72,584
                                                                                                       --------------
                                                                                                              837,774
   GERMANY -- (4.9%)
      BASF AG ..................................................................      1,145                    51,790
      Bayer AG .................................................................        733                    38,455
      Deutsche Bank AG .........................................................        881                    74,048
      Deutsche Telekom AG ......................................................        550                    16,578
      Fresenius Medical Care AG, ADR ...........................................        700                    19,031
      Merck KGaA ...............................................................      3,430                   151,376
      Muenchener Rueckversicherungs-Gesellschaft AG ............................        220                    78,719
      Schering AG ..............................................................      5,523                   313,759
                                                                                                       --------------
                                                                                                              743,756
   HONG KONG -- (1.1%)
      Cheung Kong (Holdings) Ltd. ..............................................      3,000                    38,367
      Hutchison Whampoa Ltd. ...................................................      5,000                    62,342
      Wing Hang Bank Ltd. ......................................................     19,500                    70,503
                                                                                                       --------------
                                                                                                              171,212
   ITALY -- (1.5%)
      ENI SPA ..................................................................     11,443                    73,066
      Riunione Adriatica di Sicurta SPA ........................................      3,711                    57,880
      Tecnost SPA ..............................................................     20,411                    54,144
      UniCredito Italiano SPA ..................................................      8,936                    46,737
                                                                                                       --------------
                                                                                                              231,827
   JAPAN -- (7.0%)
      Asahi Chemical Industry Company Ltd. .....................................     17,200                    98,999
      Chugai Pharmaceutical Company Ltd. .......................................      6,000                    99,720
      Dai-Tokyo Fire & Marine Insurance Company Ltd. ...........................      3,000                     8,949
      Fanuc Ltd. ...............................................................        500                    33,983

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   JAPAN -- (CONTINUED)
      Kao Corporation ..........................................................      5,000            $      145,206
      Koa Fire & Marine Insurance Company Ltd. .................................      1,000                     3,446
      Kyocera Corporation ......................................................        300                    32,724
      Makita Corporation .......................................................      2,000                    13,996
      Mitsui Marine & Fire Insurance Company Ltd. ..............................     20,000                   114,591
      Nippon Fire & Marine Insurance Company Ltd. ..............................      8,000                    27,992
      Secom Company Ltd. .......................................................      1,000                    65,168
      Sumitomo Marine & Fire Insurance Company Ltd. ............................     31,000                   199,851
      Takefuji Corporation .....................................................        200                    12,596
      Toys "R" Us-Japan Ltd. (a) ...............................................      1,000                   114,591
      Yamanouchi Pharmaceutical Company Ltd. ...................................      2,000                    86,424
                                                                                                       --------------
                                                                                                            1,058,236
   MEXICO -- (0.9%)
      Cemex S.A. de C.V., ADR ..................................................      2,600                    46,962
      Fomento Economico Mexicano S.A. de C.V. ..................................      1,266                    37,822
      Grupo Bimbo S.A. de C.V., Series A .......................................     10,000                    14,041
      Grupo Television S.A., GDR (a) ...........................................        900                    40,444
                                                                                                       --------------
                                                                                                              139,269
   NETHERLANDS -- (1.7%)
      Akzo Nobel N.V. ..........................................................      3,949                   212,104
      Koninklijke (Royal) Philips Electronics N.V. (a) .........................        940                    34,441
      N.V. Holdingmaatschappij De Telegraaf ....................................        600                    12,170
                                                                                                       --------------
                                                                                                              258,715
   SOUTH AFRICA -- (0.7%)
      Sappi Ltd. ...............................................................     14,021                   100,243
                                                                                                       --------------

   SPAIN -- (1.3%)
      Banco Bilbao Vizcaya Argentaria, S.A. ....................................      8,000                   119,065
      Repsol-YPF S.A. ..........................................................      1,900                    30,365
      Telefonica S.A. (a) ......................................................      2,746                    45,382
                                                                                                       --------------
                                                                                                              194,812
   SWEDEN -- (1.0%)
      Electrolux AB ............................................................      3,500                    45,423
      Swedish Match AB .........................................................     19,194                    74,832
      Telefonaktiebolaget LM Ericsson AB, Series B (a) .........................      2,641                    30,078
                                                                                                       --------------
                                                                                                              150,333
   SWITZERLAND -- (4.5%)
      Edipresse S.A. ...........................................................        300                    94,022
      Holderbank Financiere Glarus AG ..........................................         50                    60,152
      Lindt & Spruengli AG (a) .................................................        101                    57,949
      Nestle S.A. ..............................................................         92                   214,547
      Novartis AG ..............................................................         72                   127,263
      Roche Holdings AG ........................................................         12                   122,228
      Syngenta AG (a) ..........................................................         89                     4,777
                                                                                                       --------------
                                                                                                              680,938

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   UNITED KINGDOM -- (8.2%)
      AstraZeneca Group Plc ....................................................        700            $       35,326
      Barclays Plc .............................................................      3,351                   103,823
      BP Amoco Plc .............................................................      2,424                    19,573
      British America Tobacco Plc ..............................................     26,500                   201,991
      British Land Company Plc .................................................     12,994                    92,292
      Close Brothers Group Plc .................................................        500                     8,433
      COLT Telecom Group Plc (a) ...............................................        904                    19,465
      Diageo Plc ...............................................................      6,800                    76,260
      GlaxoSmithKline Plc (a) ..................................................      3,858                   109,032
      HSBC Holdings Plc ........................................................     27,825                   412,585
      Logica Plc ...............................................................      1,740                    45,532
      Royal & Sun Alliance Insurance Group Plc .................................     11,954                   102,423
      Shell Transport & Trading Company ........................................      2,185                    17,937
                                                                                                       --------------
                                                                                                            1,244,672
   UNITED STATES -- (45.8%)
      Advanced Digital Information Corporation (a) .............................      4,500                   103,500
      Affiliated Managers Group, Inc. (a) ......................................      3,100                   170,112
      AmeriSource Health Corporation, Class A (a) ..............................      2,300                   116,150
      Anaren Microwave, Inc. (a) ...............................................      2,400                   161,250
      Anchor Gaming (a) ........................................................      4,000                   156,000
      Apria Healthcare Group, Inc. (a) .........................................      6,600                   196,350
      Artesyn Technologies, Inc. (a) ...........................................      7,100                   112,712
      Atlantic Coast Airlines Holdings, Inc. (a) ...............................      2,600                   106,275
      Basin Exploration, Inc. (a) ..............................................      5,400                   137,700
      Beverly Enterprises, Inc. (a) ............................................     10,800                    88,425
      Brown & Brown ............................................................      3,700                   129,500
      Cell Therapeutics, Inc. (a) ..............................................      2,500                   112,656
      Columbia Sportswear Company (a) ..........................................      3,400                   169,150
      Cross Timbers Oil Company ................................................         50                     1,388
      DaVita, Inc. (a) .........................................................     13,200                   226,050
      Documentum, Inc. (a) .....................................................      1,100                    54,656
      Efficient Networks, Inc. (a) .............................................      9,300                   132,525
      Entercom Communications Corporation (a) ..................................      4,400                   151,525
      Factory 2-U Stores, Inc. (a) .............................................      3,300                   109,313
      FileNET Corporation (a) ..................................................      6,500                   177,125
      Genesco, Inc. (a) ........................................................      6,500                   158,844
      Grant Prideco, Inc. (a) ..................................................      6,600                   144,787
      Hot Topic, Inc. (a) ......................................................      7,800                   128,212
      ILEX Oncology, Inc. (a) ..................................................      5,600                   147,350
      Ixia (a) .................................................................      3,200                    73,200
      JAKKS Pacific, Inc. (a) ..................................................     14,400                   131,400
      Learning Tree International, Inc. (a) ....................................      2,700                   133,650
      MapInfo Corporation (a) ..................................................      2,700                   127,575
      Mercury General Corporation ..............................................      5,000                   219,375

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- (CONTINUED)
      Molecular Devices Corporation (a) ........................................      2,100            $      143,719
      Netegrity, Inc. (a) ......................................................      2,250                   122,344
      NetIQ Corporation (a) ....................................................      1,600                   139,800
      Neurocrine Biosciences, Inc. (a) .........................................      4,200                   139,125
      Newfield Exploration Company (a) .........................................      3,300                   156,544
      Noven Pharmaceuticals, Inc. (a) ..........................................      1,800                    67,275
      Novoste Corporation (a) ..................................................      4,300                   118,250
      OMI Corporation (a) ......................................................     14,600                    93,988
      OSI Pharmaceuticals, Inc. (a) ............................................      2,700                   216,337
      Pharmacia Corporation, ADR ...............................................      1,071                    65,016
      Pharmacopeia, Inc. (a) ...................................................      1,100                    23,994
      Photon Dynamics, Inc. (a) ................................................      4,100                    92,250
      Pinnacle Holdings, Inc. (a) ..............................................     17,100                   154,969
      Pogo Producing Co. .......................................................      3,700                   115,162
      PolyMedica Corporation (a) ...............................................      4,000                   133,500
      Priority Healthcare Corporation, Class B (a) .............................        600                    24,488
      QLogic Corporation (a) ...................................................      1,406                   108,262
      Rainbow Technologies, Inc. (a) ...........................................      6,500                   102,781
      Read-Rite Corporation (a) ................................................      2,200                     8,869
      Shaw Group, Inc. (a) .....................................................      3,100                   155,000
      Three-Five Systems, Inc. (a) .............................................      3,600                    64,800
      Titan Pharmaceuticals, Inc. (a) ..........................................      3,400                   120,258
      Toll Brothers, Inc. (a) ..................................................      4,700                   192,112
      Trimeris, Inc. (a) .......................................................      1,600                    87,800
      Universal Electronics, Inc. (a) ..........................................      3,800                    58,663
      Variagenics, Inc. (a) ....................................................      3,000                    35,578
      W.R. Berkley Corporation .................................................      2,800                   132,125
      WMS Industries, Inc. (a) .................................................      7,800                   156,975
                                                                                                       --------------
                                                                                                            6,906,739

         TOTAL COMMON STOCKS -- (Cost $13,396,359)                                             97.7%       14,750,366
                                                                                                       --------------

PREFERRED STOCKS
   BRAZIL -- (2.1%)
      Banco Bradesco S.A. ......................................................  3,783,600                    27,164
      Embraer - Empresa Brasileira de Aeronautica S.A. .........................     22,000                   205,334
      Embraer - Empresa Brasileira de Aeronautica S.A., ADR ....................      2,000                    79,500
                                                                                                       --------------


         TOTAL PREFERRED STOCKS -- (Cost $124,967)                                              2.1%          311,998
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                    SHARES                  VALUE
             ------------------                                                    ------                  -----
RIGHTS
   BRAZIL -- (0.0%)
      Banco Bradesco S.A. (a) ..................................................  145,142              $            0
                                                                                                       --------------

         TOTAL RIGHTS -- (Cost $0)                                                              0.0%                0
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $13,521,326)                                                        99.8%       15,062,364
OTHER ASSETS LESS LIABILITIES --                                                                0.2%           28,464
                                                                                           --------    --------------
NET ASSETS --                                                                                 100.0%   $   15,090,828
                                                                                           ========    ==============

(a)      Non-income producing security.
ADR    American Depository Receipt
GDR    Global Depository Receipt

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                                December 31, 2000

                                                                  PERCENT OF
  INDUSTRY                                                        NET ASSETS                      VALUE
  --------                                                        ----------                      -----
Aerospace & Defense..............................                     1.9%                   $     284,833
Airlines.........................................                     0.7                          106,275
Apparel & Textiles...............................                     1.1                          169,150
Automobiles......................................                     0.4                           64,616
Banks............................................                     6.1                          921,193
Biotechnology....................................                     4.1                          615,469
Broadcasting/Publishing..........................                     1.6                          243,625
Building Materials & Construction................                     3.4                          506,299
Business Services................................                     1.6                          245,205
Chemicals........................................                     2.7                          406,125
Computers & Business Equipment...................                     0.5                           73,200
Computer Related.................................                     0.1                            8,869
Computer Services................................                     0.7                          106,380
Computer Software................................                     3.0                          447,782
Consumer Products................................                     0.3                           45,423
Cosmetics & Toiletries...........................                     1.0                          145,206
Diversified......................................                     1.2                          188,037
Drugs............................................                     5.1                          768,246
Drugs & Health Care..............................                     5.5                          833,554
Drugs/Pharmaceuticals............................                     3.4                          514,631
Educational Services.............................                     0.9                          133,650
Electronic Components............................                     1.7                          258,774
Electronics......................................                     2.8                          418,075
Financial Services...............................                     2.1                          316,599
Food & Beverages.................................                     4.9                          743,234
Health & Personal Care...........................                     0.1                           13,159
Health Care......................................                     0.6                           88,425
Hotels, Leisure & Tourism........................                     2.1                          312,975
Information Systems..............................                     0.4                           65,168
Insurance........................................                     9.7                        1,468,018
Machinery & Equipment............................                     0.1                           13,996
Manufacturing....................................                     0.9                          131,400
Medical Products & Supplies......................                     2.7                          414,500
Metals & Mining..................................                     0.3                           50,172
Oil & Gas........................................                     7.3                        1,104,416
Paper and Forest Products........................                     1.0                          148,036
Pharmaceutical Services..........................                     0.2                           24,488
Publishing.......................................                     0.7                          106,191
Real Estate Investment Trusts....................                     1.9                          285,628
Real Estate/Office Property......................                     0.6                           95,056
Retail-Apparel...................................                     2.6                          396,369
Retail-Specialty.................................                     1.4                          216,442
Semiconductors...................................                     0.7                          108,262
Software.........................................                     1.8                          267,375
Software-Client/Server...........................                     0.4                           54,656
Telecommunication Equipment......................                     1.4                          212,451
Telecommunications...............................                     2.3                          351,508
Tobacco..........................................                     2.3                          347,390
Transportation...................................                     0.6                           93,988
Utilities........................................                     0.9                          127,845
                                                                  -------                    -------------
TOTAL............................................                    99.8%                   $  15,062,364
                                                                  =======                    =============

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000


               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (1.1%)
      Northrop Grumman Corporation .............................................      8,000            $      664,000
                                                                                                       --------------

   BANKS -- (4.9%)
      Citigroup, Inc. ..........................................................     36,000                 1,838,250
      Fifth Third Bancorp ......................................................     10,000                   597,500
      Zions Bancorporation .....................................................      7,500                   468,281
                                                                                                       --------------
                                                                                                            2,904,031
   COMPUTERS & BUSINESS EQUIPMENT -- (6.4%)
      Cisco Systems, Inc. (a) ..................................................     39,000                 1,491,750
      EMC Corporation (a) ......................................................     22,200                 1,476,300
      Sun Microsystems, Inc. (a) ...............................................     28,000                   780,500
                                                                                                       --------------
                                                                                                            3,748,550
   COMPUTER SOFTWARE -- (8.1%)
      Adobe Systems, Inc. ......................................................     22,800                 1,326,675
      BEA Systems, Inc. (a) ....................................................      9,500                   639,469
      Microsoft Corporation (a) ................................................     27,000                 1,171,125
      Oracle Corporation (a) ...................................................     36,000                 1,046,250
      Siebel Systems, Inc. (a) .................................................      8,800                   595,100
                                                                                                       --------------
                                                                                                            4,778,619
   COSMETICS & TOILETRIES -- (1.7%)
      Colgate-Palmolive Company ................................................     15,400                   994,070
                                                                                                       --------------

   DATA STORAGE -- (1.3%)
      Network Appliance, Inc. (a) ..............................................     11,500                   738,156
                                                                                                       --------------

   DIVERSIFIED MANUFACTURING -- (1.9%)
      Tyco International Ltd. ..................................................     20,000                 1,110,000
                                                                                                       --------------

   DIVERSIFIED RETAIL -- (1.5%)
      Costco Companies, Inc. (a) ...............................................     22,700                   906,581
                                                                                                       --------------

   DRUGS -- (4.5%)
      Merck & Company, Inc. ....................................................      7,000                   655,375
      Pfizer, Inc. .............................................................     25,000                 1,150,000
      Schering-Plough Corporation ..............................................     15,000                   851,250
                                                                                                       --------------
                                                                                                            2,656,625
   ELECTRONIC COMPONENTS -- (2.5%)
      Corning, Inc. ............................................................     14,600                   771,062
      Flextronics International Ltd. (a) .......................................     24,800                   706,800
                                                                                                       --------------
                                                                                                            1,477,862
   ELECTRONICS -- (0.8%)
      PMC-Sierra, Inc. (a) .....................................................      5,600                   440,300
                                                                                                       --------------

   ENERGY RESERVES -- (1.5%)
      Apache Corporation .......................................................     12,600                   882,788
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   FINANCIAL SERVICES -- (9.2%)
      American Express Company .................................................     14,100            $      774,619
      Federal Home Loan Mortgage Corporation ...................................     14,000                   964,250
      Federal National Mortgage Association ....................................     13,000                 1,127,750
      General Electric Company .................................................     24,000                 1,150,500
      Lehman Brothers Holdings, Inc. ...........................................     20,600                 1,393,075
                                                                                                       --------------
                                                                                                            5,410,194
   HIGH TECHNOLOGY MANUFACTURING -- (4.7%)
      Lucent Technologies, Inc. ................................................          2                        27
      QUALCOMM, Inc. (a) .......................................................     24,000                 1,972,500
      Tellabs, Inc. (a) ........................................................     14,500                   819,250
                                                                                                       --------------
                                                                                                            2,791,777
   INSURANCE -- (1.8%)
      American International Group, Inc. .......................................     10,600                 1,044,763
                                                                                                       --------------

   INTERNET -- (2.4%)
      America Online, Inc. (a) .................................................     41,000                 1,426,800
                                                                                                       --------------

   MANUFACTURING -- (1.5%)
      United Technologies Corporation ..........................................     11,100                   872,738
                                                                                                       --------------

   MEDIA -- (2.8%)
      Time Warner, Inc. ........................................................     31,500                 1,645,560
                                                                                                       --------------

   MEDICAL PRODUCTS & SUPPLIES -- (2.7%)
      Medtronic, Inc. ..........................................................     26,000                 1,569,750
                                                                                                       --------------

   MEDICAL SUPPLIES & SERVICES -- (7.1%)
      Cardinal Health, Inc. ....................................................     12,500                 1,245,312
      Immunex Corporation (a) ..................................................     28,200                 1,145,625
      Johnson & Johnson ........................................................     10,000                 1,050,625
      MedImmune, Inc. (a) ......................................................     15,000                   715,313
                                                                                                       --------------
                                                                                                            4,156,875
   OIL & GAS -- (4.2%)
      Anadarko Petroleum Corporation ...........................................     12,600                   895,608
      Baker Hughes, Inc. .......................................................     19,400                   806,312
      El Paso Energy Corporation ...............................................     11,100                   795,038
                                                                                                       --------------
                                                                                                            2,496,958
   PRINTING & PUBLISHING -- (1.1%)
      Omnicom Group ............................................................      7,700                   638,138
                                                                                                       --------------

   RETAIL -- (5.1%)
      Safeway, Inc. (a) ........................................................     13,000                   812,500
      Wal-Mart Stores, Inc. ....................................................     41,000                 2,178,125
                                                                                                       --------------
                                                                                                            2,990,625
   RETAIL-SPECIALTY -- (2.5%)
      Bed Bath & Beyond, Inc. (a) ..............................................     23,000                   514,625
      Tiffany & Company ........................................................     29,400                   929,775
                                                                                                       --------------
                                                                                                            1,444,400

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   SEMICONDUCTORS -- (1.7%)
      Intel Corporation ........................................................     32,800            $      986,050
                                                                                                       --------------

   TELECOMMUNICATION EQUIPMENT -- (3.4%)
      JDS Uniphase Corporation (a) .............................................     12,800                   533,600
      Nortel Networks Corporation ..............................................     16,000                   513,000
      Scientific-Atlanta, Inc. .................................................     29,400                   957,337
                                                                                                       --------------
                                                                                                            2,003,937
   TELECOMMUNICATIONS -- (0.0%)
      Avaya, Inc. (a) ..........................................................          1                        10
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $36,602,364)                                             86.4%       50,780,157
                                                                                                       --------------

                                                   INTEREST     MATURITY          MATURITY
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (13.8%)
      State Street Bank and Trust Company (b) ...   4.000%    01/02/2001         $8,155,623                   8,152,000
                                                                                                         --------------

         TOTAL SHORT TERM INVESTMENT -- (Cost $8,152,000)                                        13.8%        8,152,000
                                                                                                         --------------

TOTAL INVESTMENTS -- (Cost $44,754,364)                                                         100.2%       58,932,157
LIABILITIES LESS OTHER ASSETS --                                                                 (0.2)%        (140,237)
                                                                                             --------    --------------
NET ASSETS --                                                                                   100.0%   $   58,791,920
                                                                                             ========    ==============

(a)    Non-income producing security.
(b) The agreement with State Street Bank and Trust Company, dated 12/29/00, is fully collateralized by a United States Treasury Note, 7.875%, 11/15/2004, with a value of $8,319,416.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (3.2%)
      Boeing Company ...........................................................      3,300            $      217,800
      General Dynamics Corporation .............................................      2,900                   226,200
                                                                                                       --------------
                                                                                                              444,000
   AUTOMOTIVE -- (0.9%)
      Ford Motor Company .......................................................      5,500                   128,906
                                                                                                       --------------

   BANKS -- (3.5%)
      Citigroup, Inc. ..........................................................      6,300                   321,694
      FleetBoston Financial Corporation ........................................      3,400                   127,712
      J.P. Morgan & Company, Inc. (a) ..........................................        200                    33,100
                                                                                                       --------------
                                                                                                              482,506
   BUILDING & BUILDING MATERIAL -- (0.3%)
      USG Corporation ..........................................................      2,000                    45,000
                                                                                                       --------------

   BUSINESS SERVICES -- (1.2%)
      Comdisco, Inc. ...........................................................      7,000                    80,063
      Robert Half International, Inc. (a) ......................................      3,400                    90,100
                                                                                                       --------------
                                                                                                              170,163
   CAPITAL EQUIPMENT -- (1.0%)
      American Standard Companies, Inc.(a) .....................................      2,800                   138,075
                                                                                                       --------------

   CHEMICALS -- (0.9%)
      Eastman Chemical Company .................................................      2,500                   121,875
                                                                                                       --------------

   CHEMICALS & PLASTICS -- (0.6%)
      FMC Corporation (a) ......................................................      1,100                    78,856
                                                                                                       --------------

   COMPUTERS & BUSINESS EQUIPMENT -- (5.1%)
      Cisco Systems, Inc. (a) ..................................................     11,000                   420,750
      EMC Corporation (a) ......................................................      2,700                   179,550
      Sun Microsystems, Inc. (a) ...............................................      3,800                   105,925
                                                                                                       --------------
                                                                                                              706,225
   COMPUTER SERVICES -- (1.7%)
      First Data Corporation ...................................................      1,800                    94,838
      Sybase, Inc. (a) .........................................................      7,000                   138,687
                                                                                                       --------------
                                                                                                              233,525
   COMPUTER SOFTWARE -- (7.5%)
      Adobe Systems, Inc. ......................................................      3,000                   174,563
      Brocade Communications Systems, Inc. (a) .................................      1,000                    91,813
      International Business Machines Corporation ..............................      2,100                   178,500
      Microsoft Corporation (a) ................................................      6,300                   273,262
      Oracle Corporation (a) ...................................................     11,300                   328,406
                                                                                                       --------------
                                                                                                            1,046,544
   DIVERSIFIED MANUFACTURING -- (0.6%)
      Tyco International Ltd. ..................................................      1,400                    77,700
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   DRUGS -- (10.1%)
      ALZA Corporation (a) .....................................................      2,500            $      106,250
      Amgen, Inc. (a) ..........................................................        700                    44,756
      Andrx Group (a) ..........................................................      1,500                    86,813
      Bristol-Myers Squibb Company .............................................      3,700                   273,569
      Genzyme Corporation (a) ..................................................      1,200                   107,925
      Merck & Company, Inc. ....................................................      5,100                   477,487
      Pfizer, Inc. .............................................................      6,075                   279,450
      Schering-Plough Corporation ..............................................        500                    28,375
                                                                                                       --------------
                                                                                                            1,404,625
   ELECTRICAL UTILITIES -- (2.9%)
      Edison International .....................................................      3,600                    56,250
      PG&E Corporation .........................................................      2,300                    46,000
      PPL Corporation ..........................................................      2,100                    94,894
      Public Service Enterprise Group, Inc. ....................................      2,400                   116,700
      Sempra Energy ............................................................      4,000                    93,000
                                                                                                       --------------
                                                                                                              406,844
   ELECTRONIC COMPONENTS -- (0.8%)
      Corning, Inc. ............................................................      1,200                    63,375
      Vishay Intertechnology, Inc. (a) .........................................      2,900                    43,863
                                                                                                       --------------
                                                                                                              107,238
   ELECTRONICS -- (0.6%)
      Kemet Corporation (a) ....................................................      5,900                    89,238
                                                                                                       --------------

   ENERGY -- (0.7%)
      Occidental Petroleum Corporation .........................................      4,300                   104,275
                                                                                                       --------------

   ENERGY RESERVES -- (3.3%)
      Chevron Corporation ......................................................        800                    67,550
      Exxon Mobil Corporation ..................................................      3,492                   303,586
      Tosco Corporation ........................................................      2,600                    88,237
                                                                                                       --------------
                                                                                                              459,373
   ENGINEERING & CONSTRUCTION -- (0.7%)
      Dycom Industries, Inc. (a) ...............................................      2,700                    97,031
                                                                                                       --------------

   FINANCIAL SERVICES -- (10.6%)
      Countrywide Credit Industries, Inc. ......................................      1,900                    95,475
      Federal Home Loan Mortgage Corporation ...................................      2,100                   144,638
      Federal National Mortgage Association ....................................      2,300                   199,525
      General Electric Company .................................................     11,900                   570,456
      GreenPoint Financial Corporation .........................................      2,100                    85,969
      KeyCorp ..................................................................      5,100                   142,800
      Radian Group, Inc. .......................................................      1,700                   127,606
      Washington Mutual, Inc. ..................................................      2,100                   111,431
                                                                                                       --------------
                                                                                                            1,477,900

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   FOOD & BEVERAGES -- (2.5%)
      Coca-Cola Company ........................................................      1,500            $       91,406
      PepsiCo, Inc. ............................................................      2,700                   133,819
      The Pepsi Bottling Group, Inc. ...........................................      3,000                   119,812
                                                                                                       --------------
                                                                                                              345,037
   INSURANCE -- (5.4%)
      American International Group, Inc. .......................................      1,537                   151,490
      CIGNA Corporation ........................................................      1,100                   145,530
      Loews Corporation ........................................................      2,000                   207,125
      Old Republic International Corporation ...................................      3,000                    96,000
      The PMI Group, Inc. ......................................................      2,250                   152,297
                                                                                                       --------------
                                                                                                              752,442
   INTERNET -- (0.9%)
      America Online, Inc. (a) .................................................      3,500                   121,800
                                                                                                       --------------

   INTERNET SOFTWARE -- (0.1%)
      Networks Associates, Inc. (a) ............................................      3,900                    16,331
                                                                                                       --------------

   INVESTMENT COMPANIES -- (0.5%)
      Bear Stearns Companies, Inc. .............................................      1,500                    76,031
                                                                                                       --------------

   MACHINERY & EQUIPMENT -- (0.6%)
      Dover Corporation ........................................................      2,000                    81,125
                                                                                                       --------------

   MEDIA -- (0.7%)
      The Walt Disney Company ..................................................        700                    20,256
      Time Warner, Inc. ........................................................      1,500                    78,360
                                                                                                       --------------
                                                                                                               98,616
   MEDICAL PROVIDER SERVICES -- (3.2%)
      Oxford Health Plans, Inc. (a) ............................................      4,400                   173,800
      Tenet Healthcare Corporation .............................................      2,600                   115,537
      Wellpoint Health Networks, Inc., Class A (a) .............................      1,400                   161,350
                                                                                                       --------------
                                                                                                              450,687
   MEDICAL SUPPLIES & SERVICES -- (2.7%)
      Apogent Technologies, Inc. (a) ...........................................      2,100                    43,050
      Johnson & Johnson ........................................................      1,900                   199,618
      St. Jude Medical, Inc. (a) ...............................................      2,100                   129,019
                                                                                                       --------------
                                                                                                              371,687
   MULTI-MEDIA -- (0.3%)
      Viacom, Inc., Class B (a) ................................................        800                    37,400
                                                                                                       --------------

   OIL & GAS -- (2.4%)
      Amerada Hess Corporation .................................................      1,300                    94,981
      Ashland, Inc. ............................................................      1,700                    61,013
      Kerr-Mcgee Corporation ...................................................      1,400                    93,713
      USX Marathon Group .......................................................      3,200                    88,800
                                                                                                       --------------
                                                                                                              338,507
   OIL REFINING -- (1.2%)
      Ultramar Diamond Shamrock Corporation ....................................      2,600                    80,275
      Valero Energy Corporation ................................................      2,200                    81,813
                                                                                                       --------------
                                                                                                              162,088

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS -- (CONTINUED)
   PAPER AND FOREST PRODUCTS -- (0.4%)
      Smurfit-Stone Container Corporation (a) ..................................      4,100            $       61,244
                                                                                                       --------------

   PHARMACEUTICALS -- (0.5%)
      Eli Lilly & Company ......................................................        700                    65,144
                                                                                                       --------------

   PRINTING & PUBLISHING -- (1.0%)
      The New York Times Company, Class A ......................................      3,400                   136,213
                                                                                                       --------------

   RETAIL -- (1.5%)
      Wal-Mart Stores, Inc. ....................................................      3,900                   207,187
                                                                                                       --------------

   RETAIL-SPECIALTY -- (2.2%)
      RadioShack Corporation ...................................................      1,900                    81,344
      Reebok International Ltd. (a) ............................................      2,600                    71,084
      Tiffany & Company ........................................................      5,100                   161,287
                                                                                                       --------------
                                                                                                              313,715
   RETAIL-TRADE -- (0.7%)
      Sears, Roebuck & Company .................................................      2,800                    97,300
                                                                                                       --------------

   SECURITIES/ASSET MANAGEMENT -- (0.6%)
      Merrill Lynch & Company, Inc. ............................................      1,000                    68,188
      Morgan Stanley Dean Witter & Company .....................................        200                    15,850
                                                                                                       --------------
                                                                                                               84,038
   SEMICONDUCTORS -- (3.5%)
      Analog Devices, Inc. (a) .................................................      2,700                   138,206
      Intel Corporation ........................................................      8,400                   252,525
      Intersil Holding Corporation, Class A (a) ................................      4,400                   100,925
                                                                                                       --------------
                                                                                                              491,656
   SOFTWARE -- (1.2%)
      BroadVision, Inc. (a) ....................................................      1,500                    17,719
      Symantec Corporation (a) .................................................      2,700                    90,112
      VERITAS Software Corporation (a) .........................................        700                    61,250
                                                                                                       --------------
                                                                                                              169,081
   TELECOMMUNICATION EQUIPMENT -- (1.3%)
      JDS Uniphase Corporation (a) .............................................      3,100                   129,231
      Nortel Networks Corporation ..............................................      1,500                    48,094
                                                                                                       --------------
                                                                                                              177,325
   TELECOMMUNICATIONS -- (7.2%)
      AT&T Corporation .........................................................      2,350                    40,684
      Avaya, Inc. (a) ..........................................................        150                     1,547
      BellSouth Corporation ....................................................      4,100                   167,844
      Comverse Technology, Inc. (a) ............................................      1,600                   173,800
      Qwest Communications International, Inc. (a) .............................      1,900                    77,900
      SBC Communications, Inc. .................................................      5,611                   267,925
      United States Cellular Corporation (a) ...................................        600                    36,150
      Verizon Communications ...................................................      4,700                   235,588
                                                                                                       --------------
                                                                                                            1,001,438

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                    SHARES                  VALUE
             ------------------                                                    ------                  -----
COMMON STOCKS -- (CONTINUED)
   THRIFTS -- (1.1%)
      Dime Bancorp, Inc. (a) ...................................................    5,100              $      150,769
                                                                                                       --------------

   TOBACCO -- (1.7%)
      Philip Morris Companies, Inc. ............................................    5,500                     242,000
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $14,676,477)                                             99.6%       13,868,760
                                                                                                       --------------

                                                    INTEREST
                                                      RATE
                                                      ----
MUTUAL FUNDS
      Dreyfus Cash Management Plus...............   6.52% (b)                     137,776                     137,776
                                                                                                       --------------

         TOTAL MUTUAL FUNDS -- (Cost $137,776)                                                  1.0%          137,776
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $14,814,253)                                                       100.6%       14,006,536
LIABILITIES LESS OTHER ASSETS --                                                               (0.6)%         (89,599)
                                                                                           --------    --------------
NET ASSETS --                                                                                 100.0%   $   13,916,937
                                                                                           ========    ==============

(a)      Non-income producing security.
(b)      Interest rate shown is the 7 day yield as of December 31, 2000.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES               VALUE
             ------------------                                                      ------               -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (1.0%)
      TRW, Inc. ................................................................      5,400            $   209,250
                                                                                                       -----------

   ALCOHOL -- (1.4%)
      Anheuser-Busch Companies, Inc. ...........................................      6,600                300,300
                                                                                                       -----------

   AUTOMOTIVE -- (3.4%)
      Ford Motor Company .......................................................     11,983                280,852
      Lear Corporation (a) .....................................................     10,000                248,125
      Visteon Corporation ......................................................     16,504                189,796
                                                                                                       -----------
                                                                                                           718,773
   BANKS -- (7.0%)
      Chase Manhattan Corporation ..............................................      5,550                252,178
      Citigroup, Inc. ..........................................................      4,100                209,356
      Comerica, Inc. ...........................................................      5,300                314,688
      FleetBoston Financial Corporation ........................................      7,500                281,719
      Wells Fargo & Company ....................................................      7,100                395,381
                                                                                                       -----------
                                                                                                         1,453,322
   CAPITAL EQUIPMENT -- (6.8%)
      American Standard Companies, Inc. (a) ....................................     10,900                537,506
      Ingersoll-Rand Company ...................................................      8,500                355,937
      ITT Industries, Inc. .....................................................      9,200                356,500
      Navistar International Corporation (a) ...................................      6,500                170,219
                                                                                                       -----------
                                                                                                         1,420,162
   CHEMICALS -- (0.7%)
      Rohm and Haas Company ....................................................      3,900                141,619
                                                                                                       -----------

   COMMUNICATION SERVICES -- (1.5%)
      Comcast Corporation, Class A (a) .........................................      7,500                313,125
                                                                                                       -----------

   COMPUTERS & BUSINESS EQUIPMENT -- (0.9%)
      Compaq Computer Corporation ..............................................     11,900                179,095
                                                                                                       -----------

   CONGLOMERATES -- (0.9%)
      Harsco Corporation .......................................................      7,600                187,625
                                                                                                       -----------

   DIVERSIFIED MANUFACTURING -- (2.9%)
      Textron, Inc. ............................................................      4,300                199,950
      Tyco International Ltd. ..................................................      7,200                399,600
                                                                                                       -----------
                                                                                                           599,550
   DRUGS -- (1.5%)
      Abbott Laboratories ......................................................      6,300                305,156
                                                                                                       -----------

   ELECTRIC UTILITIES -- (4.2%)
      Allegheny Energy, Inc. ...................................................      8,100                390,319
      American Electric Power Company, Inc. ....................................      3,300                153,450
      Constellation Energy Group ...............................................      7,400                333,462
                                                                                                       -----------
                                                                                                           877,231


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

              NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES               VALUE
             ------------------                                                      ------               -----
COMMON STOCKS -- (CONTINUED)
   ENERGY RESERVES -- (1.6%)
      Exxon Mobil Corporation ..................................................      2,500            $  217,344
      Tosco Corporation ........................................................      3,400               115,387
                                                                                                       ----------
                                                                                                          332,731
   FINANCIAL SERVICES -- (7.1%)
      Federal National Mortgage Association ....................................      5,700               494,475
      Household International, Inc. ............................................      3,300               181,500
      Lehman Brothers Holdings, Inc. ...........................................      6,800               459,850
      MBIA, Inc. ...............................................................      4,600               340,975
                                                                                                       ----------
                                                                                                        1,476,800
   FOOD & BEVERAGES -- (5.9%)
      ConAgra, Inc. ............................................................      5,500               143,000
      General Mills, Inc. ......................................................     10,900               485,731
      Keebler Foods Company ....................................................     10,800               447,525
      Quaker Oats Company ......................................................      1,500               146,063
                                                                                                       ----------
                                                                                                        1,222,319
   HEALTH CARE -- (3.9%)
      Baxter International, Inc. ...............................................      5,300               468,056
      Becton, Dickinson & Company ..............................................      4,800               166,200
      IMS Health, Inc. .........................................................      6,900               186,300
                                                                                                       ----------
                                                                                                          820,556
   INDUSTRIAL MANUFACTURING & PROCESSING -- (3.7%)
      Eaton Corporation ........................................................      3,300               248,119
      Johnson Controls, Inc. ...................................................      4,300               223,600
      Minnesota Mining & Manufacturing Company .................................      2,500               301,250
                                                                                                       ----------
                                                                                                          772,969
   INSURANCE -- (3.0%)
      American General Corporation .............................................      2,500               203,750
      Jefferson-Pilot Corporation ..............................................      2,700               201,825
      MGIC Investment Corporation ..............................................      3,300               222,544
                                                                                                       ----------
                                                                                                          628,119
   INVESTMENT COMPANIES -- (2.7%)
      Allied Capital Corporation ...............................................     19,000               396,625
      Stilwell Financial, Inc. .................................................      4,200               165,637
                                                                                                       ----------
                                                                                                          562,262
   MEDIA -- (1.5%)
      Reader's Digest Association, Inc., Class A ...............................      8,000               313,000
                                                                                                       ----------

   OFFICE EQUIPMENT -- (0.9%)
      Pitney Bowes, Inc. .......................................................      5,700               188,813
                                                                                                       ----------

   OIL & GAS -- (11.7%)
      Anadarko Petroleum Corporation ...........................................      5,232               371,891
      BP Amoco Plc ADR .........................................................      9,504               455,004
      Devon Energy Corporation .................................................      7,700               469,469
      El Paso Energy Corporation ...............................................      5,200               372,450
      Nabors Industries, Inc. (a) ..............................................      6,000               354,900
      Parker Drilling Company (a) ..............................................     14,952                75,694
      Royal Dutch Petroleum Company ADR ........................................      5,500               333,094
                                                                                                       ----------
                                                                                                        2,432,502


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                   VALUE
             ------------------                                                     ------                   -----
COMMON STOCKS -- (CONTINUED)
   OIL SERVICES -- (3.7%)
      Pride International, Inc. (a) ............................................     13,000            $   320,125
      R & B Falcon Corporation (a) .............................................     20,100                461,044
                                                                                                       -----------
                                                                                                           781,169
   PHARMACEUTICALS -- (4.4%)
      American Home Products Corporation .......................................      4,600                292,330
      Eli Lilly & Company ......................................................      3,100                288,494
      Pharmacia Corporation ....................................................      5,603                341,783
                                                                                                       -----------
                                                                                                           922,607
   PRINTING & PUBLISHING -- (1.1%)
      Knight-Ridder, Inc. ......................................................      4,100                233,187
                                                                                                       -----------

   RAILROADS -- (0.7%)
      Burlington Northern Santa Fe Corporation .................................      4,800                135,900
                                                                                                       -----------

   RETAIL -- (5.9%)
      Federated Department Stores, Inc.(a) .....................................     10,550                369,250
      Lowe's Companies, Inc. ...................................................      4,800                213,600
      Ross Stores, Inc. ........................................................     13,800                232,875
      Safeway, Inc. (a) ........................................................      6,800                425,000
                                                                                                       -----------
                                                                                                         1,240,725
   RETAIL-SPECIALTY -- (0.8%)
      Best Buy Company, Inc. (a) ...............................................      5,900                174,419
                                                                                                       -----------

   TELECOMMUNICATIONS -- (3.6%)
      SBC Communications, Inc. .................................................      7,312                349,148
      Verizon Communications ...................................................      5,580                279,697
      WorldCom, Inc. ...........................................................      8,300                116,719
                                                                                                       -----------
                                                                                                           745,564

         TOTAL COMMON STOCKS -- (Cost $17,149,513)                                             94.4%    19,688,850
                                                                                                       -----------

PREFERRED STOCKS
   REAL ESTATE -- (0.8%)
      Equity Residential Properties Trust, Series G ............................      6,300                157,106
                                                                                                       -----------

         TOTAL PREFERRED STOCKS -- (Cost $156,732)                                              0.8%       157,106
                                                                                                       -----------

RIGHTS
   INSURANCE -- (0.0%)
      Markel Corporation (a) ...................................................          1                      3
                                                                                                       -----------

         TOTAL RIGHTS -- (Cost $25)                                                             0.0%             3
                                                                                                       -----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY          MATURITY
             AND TITLE OF ISSUE                      RATE         DATE             AMOUNT                       VALUE
             ------------------                      ----         ----             ------                       -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (4.9%)
      State Street Bank and Trust Company (b) ...   5.500%    01/02/2001         $1,032,631                 $    1,032,000
                                                                                                            --------------

         TOTAL SHORT TERM INVESTMENT -- (Cost $1,032,000)                                           4.9%         1,032,000
                                                                                                            --------------

TOTAL INVESTMENTS -- (Cost $18,338,270)                                                           100.1%        20,877,959
LIABILITIES LESS OTHER ASSETS --                                                                   (0.1)%          (30,195)
                                                                                                --------    --------------
NET ASSETS --                                                                                     100.0%    $   20,847,764
                                                                                                ========    ==============


(a)    Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 12/29/00, is fully collateralized by a United States Treasury Bond, 7.500%, 11/15/2016, with a value of $1,055,211.

ADR    American Depository Receipt


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (1.1%)
      Northrop Grumman Corporation .............................................      5,800            $  481,400
                                                                                                       ----------

   BANKS -- (4.7%)
      Citigroup, Inc. ..........................................................     22,160             1,131,545
      Fifth Third Bancorp ......................................................      9,800               585,550
      Zions Bancorporation .....................................................      4,300               268,481
                                                                                                       ----------
                                                                                                        1,985,576
   COMPUTERS & BUSINESS EQUIPMENT -- (5.9%)
      Cisco Systems, Inc. (a) ..................................................     26,800             1,025,100
      EMC Corporation (a) ......................................................     15,000               997,500
      Sun Microsystems, Inc. (a) ...............................................     18,000               501,750
                                                                                                       ----------
                                                                                                        2,524,350
   COMPUTER SOFTWARE -- (7.2%)
      Adobe Systems, Inc. ......................................................     15,800               919,362
      BEA Systems, Inc. (a) ....................................................      6,800               457,725
      Microsoft Corporation (a) ................................................     15,920               690,530
      Oracle Corporation (a) ...................................................     20,000               581,250
      Siebel Systems, Inc. (a) .................................................      6,300               426,038
                                                                                                       ----------
                                                                                                        3,074,905
   COSMETICS & TOILETRIES -- (1.6%)
      Colgate-Palmolive Company ................................................     10,400               671,320
                                                                                                       ----------

   DATA STORAGE -- (1.2%)
      Network Appliance, Inc. (a) ..............................................      8,000               513,500
                                                                                                       ----------

   DIVERSIFIED MANUFACTURING -- (1.3%)
      Tyco International Ltd. ..................................................     10,000               555,000
                                                                                                       ----------

   DIVERSIFIED RETAIL -- (1.5%)
      Costco Companies, Inc. (a) ...............................................     15,700               627,019
                                                                                                       ----------

   DRUGS -- (3.9%)
      Merck & Company, Inc. ....................................................      4,400               411,950
      Pfizer, Inc. .............................................................     16,000               736,000
      Schering-Plough Corporation ..............................................      9,000               510,750
                                                                                                       ----------
                                                                                                        1,658,700
   ELECTRONIC COMPONENTS -- (2.5%)
      Corning, Inc. ............................................................     10,300               543,969
      Flextronics International Ltd. (a) .......................................     17,600               501,600
                                                                                                       ----------
                                                                                                        1,045,569
   ELECTRONICS -- (0.7%)
      PMC-Sierra, Inc. (a) .....................................................      3,800               298,775
                                                                                                       ----------

   ENERGY RESERVES -- (1.5%)
      Apache Corporation .......................................................      9,000               630,563
                                                                                                       ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS -- (CONTINUED)
   FINANCIAL SERVICES -- (7.5%)
      American Express Company .................................................      7,800            $  428,513
      Federal Home Loan Mortgage Corporation ...................................      8,850               609,544
      Federal National Mortgage Association ....................................      7,400               641,950
      General Electric Company .................................................     12,600               604,012
      Lehman Brothers Holdings, Inc. ...........................................     13,000               879,125
                                                                                                       ----------
                                                                                                        3,163,144
   HIGH TECHNOLOGY MANUFACTURING -- (3.5%)
      Lucent Technologies, Inc. ................................................          3                    40
      QUALCOMM, Inc. (a) .......................................................     12,000               986,250
      Tellabs, Inc. (a) ........................................................      8,700               491,550
                                                                                                       ----------
                                                                                                        1,477,840
   INSURANCE -- (1.6%)
      American International Group, Inc. .......................................      7,000               689,937
                                                                                                       ----------

   INTERNET -- (2.0%)
      America Online, Inc. (a) .................................................     24,600               856,080
                                                                                                       ----------

   MANUFACTURING -- (1.5%)
      United Technologies Corporation ..........................................      8,000               629,000
                                                                                                       ----------

   MEDIA -- (2.0%)
      Time Warner, Inc. ........................................................     16,500               861,960
                                                                                                       ----------

   MEDICAL PRODUCTS & SUPPLIES -- (2.1%)
      Medtronic, Inc. ..........................................................     14,600               881,475
                                                                                                       ----------

   MEDICAL SUPPLIES & SERVICES -- (6.5%)
      Cardinal Health, Inc. ....................................................      8,115               808,457
      Immunex Corporation (a) ..................................................     19,200               780,000
      Johnson & Johnson ........................................................      6,700               703,919
      MedImmune, Inc. (a) ......................................................     10,200               486,412
                                                                                                       ----------
                                                                                                        2,778,788
   OIL & GAS -- (4.2%)
      Anadarko Petroleum Corporation ...........................................      9,000               639,720
      Baker Hughes, Inc. .......................................................     14,000               581,875
      El Paso Energy Corporation ...............................................      8,000               573,000
                                                                                                       ----------
                                                                                                        1,794,595
   PRINTING & PUBLISHING -- (1.2%)
      Omnicom Group ............................................................      6,081               503,963
                                                                                                       ----------

   RETAIL -- (4.3%)
      Safeway, Inc. (a) ........................................................      9,000               562,500
      Wal-Mart Stores, Inc. ....................................................     24,000             1,275,000
                                                                                                       ----------
                                                                                                        1,837,500


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                 VALUE
             ------------------                                                     ------                 -----
COMMON STOCKS -- (CONTINUED)
   RETAIL-SPECIALTY -- (2.2%)
      Bed Bath & Beyond, Inc. (a) ..............................................     11,800            $   264,025
      Tiffany & Company ........................................................     21,000                664,125
                                                                                                       -----------
                                                                                                           928,150
   SEMICONDUCTORS -- (1.7%)
      Intel Corporation ........................................................     24,000                721,500
                                                                                                       -----------

   TELECOMMUNICATION EQUIPMENT -- (3.1%)
      JDS Uniphase Corporation (a) .............................................      9,000                375,187
      Nortel Networks Corporation ..............................................     10,000                320,625
      Scientific-Atlanta, Inc. .................................................     18,800                612,175
                                                                                                       -----------
                                                                                                         1,307,987
   TELECOMMUNICATIONS -- (0.0%)
      Avaya, Inc. (a) ..........................................................          3                     31
                                                                                                       -----------

         TOTAL COMMON STOCKS -- (Cost $23,525,366)                                             76.5%    32,498,627
                                                                                                       -----------


                                                   INTEREST     MATURITY          PRINCIPAL
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
GOVERNMENT AND AGENCY SECURITIES
   FEDERAL AGENCIES -- (11.8%)
      Federal Home Loan Bank ....................   4.875%    01/22/2002         $2,000,000                  1,982,180
      Federal National Mortgage Association .....   5.750%    06/15/2005          1,500,000                  1,501,410
                                                    6.000%    05/15/2008          1,000,000                  1,003,750
                                                    6.625%    09/15/2009            500,000                    521,015
                                                                                                            ----------
                                                                                                             5,008,355
   U.S. GOVERNMENT SECURITIES -- (4.0%)
      United States Treasury Bond ...............   7.250%    08/15/2022          1,000,000                  1,205,620
      United States Treasury Note ...............   6.500%    05/31/2001            500,000                    501,405
                                                                                                            ----------
                                                                                                             1,707,025

         TOTAL GOVERNMENT AND AGENCY
           SECURITIES -- (Cost $6,580,751)                                                     15.8%         6,715,380
                                                                                                            ----------

CORPORATE BOND
   INDUSTRIALS -- (0.6%)
      BP America, Inc. ..........................   8.500%    04/15/2001            250,000                    251,365
                                                                                                            ----------

         TOTAL CORPORATE BOND -- (Cost $250,156)                                                0.6%           251,365
                                                                                                            ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY          MATURITY
             AND TITLE OF ISSUE                      RATE         DATE             AMOUNT                    VALUE
             ------------------                      ----         ----             ------                    -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (7.1%)
      State Street Bank and Trust Company (b) ...   4.000%    01/02/2001         $3,017,340               $    3,016,000
                                                                                                          --------------

         TOTAL SHORT TERM INVESTMENT --
         (Cost $3,016,000) ......................                                                7.1%          3,016,000
                                                                                                          --------------

TOTAL INVESTMENTS -- (Cost $33,372,273)..........                                              100.0%         42,481,372
OTHER ASSETS LESS LIABILITIES -- ................                                                0.0%              6,414
                                                                                              ------      --------------
NET ASSETS -- ...................................                                              100.0%     $   42,487,786
                                                                                              ======      ==============


(a)    Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 12/29/00, is fully collateralized by a United States Treasury Bond, 7.500%, 11/15/2016, with a value of $3,080,240.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                 VALUE
             ------------------                      ----        ----             ------                 -----
CORPORATE BONDS
   AUTOMOTIVE -- (3.2%)
      Aftermarket Technology Company ............  12.000%    08/01/2004         $   56,000            $  53,480
      American Axle & Manufacturing, Inc. .......   9.750%    03/01/2009            100,000               85,000
      J L French Automotive Casting .............  11.500%    06/01/2009             50,000               27,750
      Motor Coach Industries International ......  11.250%    05/01/2009             75,000               22,875
                                                                                                       ---------
                                                                                                         189,105
   BROADCAST RADIO & TELEVISION -- (2.0%)
      AMFM, Inc. ................................  12.625%    10/31/2003             63,700               74,211
      Orion Network Systems, Inc. ...............  11.250%    01/15/2007             50,000               17,750
      XM Satellite Radio, Inc. ..................  14.000%    03/15/2010             50,000               26,750
                                                                                                       ---------
                                                                                                         118,711
   BUILDING & DEVELOPMENT -- (1.0%)
      American Builders & Contractors
         Supply Company .........................  10.625%    05/15/2007             50,000               40,750
      Formica Corporation .......................  10.875%    03/01/2009             50,000               18,750
                                                                                                       ---------
                                                                                                          59,500
   BUSINESS EQUIPMENT & SERVICES -- (1.7%)
      Fisher Scientific International, Inc. .....   9.000%    02/01/2008            100,000               92,000
      U.S. Office Products Company ..............   9.750%    06/15/2008            125,000                9,375
                                                                                                       ---------
                                                                                                         101,375
   CABLE TELEVISION -- (12.7%)
      Charter Communications LLC ................   8.625%    04/01/2009            125,000              114,062
      CSC Holdings, Inc. ........................   9.875%    02/15/2013            150,000              153,750
      Diamond Cable Communications Plc ..........   9.125%    02/01/2008            125,000              102,500
      Echostar DBS Corporation ..................   9.375%    02/01/2009            100,000               98,000
      International CableTel, Inc. ..............  11.500%    02/01/2006            125,000              109,375
      RCN Corporation (a) .......................  11.125%    10/15/2007             75,000               27,375
      TeleWest Communications Plc ...............  11.250%    11/01/2008             50,000               44,500
      United International Holdings, Inc. (a) ...  10.750%    02/15/2008            175,000               76,125
      United Pan-Europe Communications
         N.V. (a) ...............................  13.375%    11/01/2009            100,000               31,500
                                                                                                       ---------
                                                                                                         757,187
   CHEMICALS & PLASTICS -- (3.0%)
      Huntsman ICI Chemicals LLC ................  10.125%    07/01/2009             50,000               48,250
      Lyondell Chemical Company .................  10.875%    05/01/2009            100,000               95,000
      Texas Petrochemicals Corporation ..........  11.125%    07/01/2006             50,000               37,750
                                                                                                       ---------
                                                                                                         181,000
   CLOTHING & TEXTILES -- (0.8%)
      GFSI, Inc. ................................   9.625%    03/01/2007             50,000               37,750
      Glenoit Corporation (b) ...................  11.000%    04/15/2007            100,000               12,500
                                                                                                       ---------
                                                                                                          50,250
   CONGLOMERATES -- (0.6%)
      Eagle Picher Industries, Inc. .............   9.375%    03/01/2008             50,000               34,750
                                                                                                       ---------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                 VALUE
             ------------------                      ----        ----             ------                 -----
CORPORATE BONDS -- (CONTINUED)
   CONSUMER PRODUCTS -- (7.3%)
      Albecca, Inc. .............................  10.750%    08/15/2008           $100,000            $ 87,500
      Amscan Holdings, Inc. .....................   9.875%    12/15/2007            100,000              80,500
      Chattem, Inc. .............................   8.875%    04/01/2008             75,000              52,875
      Jostens, Inc. .............................  12.750%    05/01/2010             50,000              45,750
      Revlon Corporation ........................   8.625%    02/01/2008            100,000              53,500
      Sealy Mattress Company ....................   9.875%    12/15/2007             50,000              48,250
      Volume Services America, Inc. .............  11.250%    03/01/2009             75,000              65,625
                                                                                                       --------
                                                                                                        434,000
   CONTAINER & GLASS PRODUCTS -- (0.2%)
      Russell-Stanley Holding, Inc. .............  10.875%    02/15/2009             50,000              12,750
                                                                                                       --------

   ECOLOGICAL SERVICES & EQUIPMENT -- (2.4%)
      Allied Waste North America, Inc. ..........  10.000%    08/01/2009            150,000             141,750
                                                                                                       --------

   ELECTRONICS -- (1.5%)
      Electronic Retailing Systems
         International, Inc. ....................  10.000%    08/01/2001              3,349               1,273
                                                    8.000%    08/01/2004              3,334                 233
      Telecommunications Techniques
         Company ................................   9.750%    05/15/2008            100,000              88,500
                                                                                                       --------
                                                                                                         90,006
   FOOD PRODUCTS -- (2.4%)
      Agrilink Foods, Inc. ......................  11.875%    11/01/2008            100,000              66,500
      Eagle Family Foods, Inc. ..................   8.750%    01/15/2008            150,000              75,750
                                                                                                       --------
                                                                                                        142,250
   FOREST PRODUCTS -- (1.3%)
      Stone Container Corporation ...............  12.580%    08/01/2016             75,000              76,875
                                                                                                       --------

   HEALTH CARE -- (5.0%)
      Conmed Corporation ........................   9.000%    03/15/2008            100,000              80,500
      Genesis Health Ventures, Inc. (b) .........   9.250%    10/01/2006            100,000               9,500
      Hudson Respiratory Care, Inc. .............   9.125%    04/15/2008            100,000              60,500
      Kinetic Concepts, Inc. ....................   9.625%    11/01/2007             50,000              41,250
      Tenet Healthcare Corporation ..............   8.625%    01/15/2007            100,000             103,250
                                                                                                       --------
                                                                                                        295,000
   HOTELS, MOTELS, INNS & CASINOS -- (2.8%)
      Florida Panthers Holdings, Inc. ...........   9.875%    04/15/2009             75,000              69,375
      HMH Properties, Inc. ......................   7.875%    08/01/2005            100,000              96,500
                                                                                                       --------
                                                                                                        165,875
   INDUSTRIAL PRODUCTS & EQUIPMENT -- (3.3%)
      Amphenol Corporation ......................   9.875%    05/15/2007             60,000              61,200
      Cabot Safety Acquisition Corporation ......  12.500%    07/15/2005             50,000              49,813
      Continental Global Group, Inc. ............  11.000%    04/01/2007             50,000              16,750
      International Utility Structures, Inc. ....  10.750%    02/01/2008             50,000              30,250
      Neenah Corporation ........................  11.125%    05/01/2007             50,000              37,000
                                                                                                       --------
                                                                                                        195,013


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                  VALUE
             ------------------                      ----        ----             ------                  -----
CORPORATE BONDS -- (CONTINUED)
   LEISURE & ENTERTAINMENT -- (1.7%)
      Premier Parks, Inc. (a) ...................  10.000%    04/01/2008           $150,000            $ 104,250
                                                                                                       ---------

   MACHINERY & EQUIPMENT -- (2.3%)
      Clark Material Handling Corporation (b) ...  10.750%    11/15/2006             75,000                1,875
      Fairchild Corporation .....................  10.750%    04/15/2009             50,000               37,250
      United Rentals, Inc. ......................   9.250%    01/15/2009            125,000               95,625
                                                                                                       ---------
                                                                                                         134,750
   OIL & GAS -- (2.3%)
      Continental Resources, Inc. ...............  10.250%    08/01/2009             50,000               43,750
      R&B Falcon Corporation ....................  12.250%    03/15/2006             75,000               90,375
                                                                                                       ---------
                                                                                                         134,125
   SERVICES -- (1.3%)
      Spectrasite Holdings, Inc. (a) ............  12.875%    03/15/2010             50,000               25,250
      URS Corporation ...........................  12.250%    05/01/2009             50,000               50,250
                                                                                                       ---------
                                                                                                          75,500
   STEEL -- (0.1%)
      Republic Technologies International, Inc. .  13.750%    07/15/2009             75,000                7,875
                                                                                                       ---------

   SURFACE TRANSPORTATION -- (1.8%)
      Allied Holdings, Inc. .....................   8.625%    10/01/2007             50,000               38,250
      Holt Group, Inc. (b) ......................   9.750%    01/15/2006             75,000                3,375
      Railworks Corporation .....................  11.500%    04/15/2009             50,000               17,750
      Stena AB ..................................  10.500%    12/15/2005             50,000               45,250
                                                                                                       ---------
                                                                                                         104,625
   TELECOMMUNICATIONS & CELLULAR -- (21.4%)
      Call-Net Enterprises, Inc. (a) ............   9.270%    08/15/2007            225,000               62,437
      Global Crossing Holdings Ltd. .............   9.500%    11/15/2009            175,000              167,125
      Hermes Europe Railtel B.V. ................  11.500%    08/15/2007            100,000               40,500
      Intermedia Communications of
         Florida, Inc. (a) ......................  12.500%    05/15/2006            100,000               70,500
      Level 3 Communications, Inc. ..............   9.125%    05/01/2008            100,000               81,500
                                              (a)  10.500%    12/01/2008            200,000              104,000
      McLeodUSA, Inc. (a) .......................  10.500%    03/01/2007            150,000              126,000
      Metromedia Fiber Network, Inc. ............  10.000%    12/15/2009             50,000               42,750
      Millicom International Cellular S.A. (a) ..  13.500%    06/01/2006             50,000               39,250
      NEXTEL Communications, Inc. ...............   9.375%    11/15/2009            150,000              141,375
      Nextlink Communications, Inc. (a) .........  12.250%    06/01/2009            225,000              113,625
      PSInet, Inc. ..............................  10.000%    02/15/2005            100,000               28,500
      Telesystem International Wireless, Inc. (a)  13.250%    06/30/2007            100,000               46,500
      Triton PCS, Inc. (a) ......................  11.000%    05/01/2008             75,000               59,625
      Viatel, Inc. ..............................  11.250%    04/15/2008             75,000               23,625
                                              (a)  12.500%    04/15/2008             50,000               10,250
      Voicestream Wireless Corporation (a) ......  11.875%    11/15/2009            100,000               73,500
      Winstar Communications, Inc. ..............  12.750%    04/15/2010             25,000               17,625
                                                   14.750%    04/15/2010             74,000               23,310
                                                                                                       ---------
                                                                                                       1,271,997

         TOTAL CORPORATE BONDS -- (Cost $6,584,564)                                            82.1%   4,878,519
                                                                                                       ---------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES             VALUE
             ------------------                                                      ------             -----
PREFERRED STOCKS
   BANKS -- (0.4%)
      California Federal Preferred Capital Corporation, 9.125% .................      1,000            $ 23,188
                                                                                                       --------

   BROADCAST RADIO & TELEVISION -- (2.1%)
      Benedek Communications Corporation, 11.50% (c) ...........................         75              34,125
      Sinclair Broadcast Group, Inc., 11.625% ..................................      1,050              92,925
                                                                                                       --------
                                                                                                        127,050
   CABLE TELEVISION -- (1.6%)
      Pegasus Communications Corporation, PIK, Series A, 12.75% ................        104              97,890
                                                                                                       --------

   ELECTRONICS -- (0.0%)
      Electronic Retailing Systems International, Inc. .........................         26                   0
                                                                                                       --------

   FOOD SERVICES -- (0.0%)
      Nebco Evans Holding Company, PIK, 11.25% (b) .............................        299                 187
                                                                                                       --------

   MACHINERY & EQUIPMENT -- (1.0%)
      Fairfield Manufacturing Company, Inc., 11.25% ............................         75              58,125
                                                                                                       --------

   PRINTING & PUBLISHING -- (1.4%)
      Primedia, Inc., Series E, 9.20% ..........................................      1,000              81,500
                                                                                                       --------

   TELECOMMUNICATIONS & CELLULAR -- (1.2%)
      NEXTEL Communications, Inc., 13.00% ......................................         72              70,200
                                                                                                       --------

         TOTAL PREFERRED STOCKS -- (Cost $536,151)                                              7.7%    458,140
                                                                                                       --------

WARRANTS
   BROADCAST RADIO & TELEVISION -- (0.0%)
      XM Satellite Radio .......................................................         50               1,262
                                                                                                       --------

   CABLE TELEVISION -- (0.0%)
      Australis Holdings Property Ltd. (d) .....................................         50                   1
      UIH Australia/Pacific, Inc. ..............................................        125                 406
                                                                                                       --------
                                                                                                            407
   CONSUMER PRODUCTS -- (0.0%)
      Jostens, Inc. ............................................................         50               1,012
                                                                                                       --------

   ELECTRONICS -- (0.0%)
      Electronic Retailing Systems International, Inc. (d) .....................         50                  50
                                                                                                       --------

   OIL & GAS -- (0.4%)
      R&B Falcon Corporation (d) ...............................................         50              23,406
                                                                                                       --------

   SERVICES -- (0.0%)
      Metricom, Inc. ...........................................................         50                  63
                                                                                                       --------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                       SHARES              VALUE
             ------------------                                                       ------              -----
WARRANTS -- (CONTINUED)
   STEEL -- (0.0%)
      Bar Technologies, Inc. (d) ...............................................         25            $         0
      Republic Technologies International, Inc. ................................         75                      1
                                                                                                       -----------
                                                                                                                 1
   TELECOMMUNICATIONS & CELLULAR -- (0.1%)
      Metronet Communications Corporation (d)...................................        100                  7,000
                                                                                                       -----------

         TOTAL WARRANTS -- (Cost $39,154)                                                       0.5%        33,201
                                                                                                       -----------

COMMON STOCKS
   CABLE TELEVISION -- (0.0%)
      CS Wireless Systems, Inc. (d) ............................................         13                      0
                                                                                                       -----------

   PRINTING & PUBLISHING -- (0.5%)
      Medianews Group, Inc., Class A  ..........................................        250                 28,750
                                                                                                       -----------

         TOTAL COMMON STOCKS -- (Cost $99)                                                      0.5%        28,750
                                                                                                       -----------

                                                   INTEREST     MATURITY          MATURITY
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (7.5%)
      State Street Bank and Trust Company (e) ...   4.000%    01/02/2001          $ 444,197                444,000
                                                                                                       -----------

         TOTAL SHORT TERM INVESTMENT --
          (Cost $444,000)                                                                       7.5%       444,000
                                                                                                       -----------

TOTAL INVESTMENTS -- (Cost $7,603,968)                                                         98.3%     5,842,610
OTHER ASSETS LESS LIABILITIES --                                                                1.7%       102,477
                                                                                              -----    -----------
NET ASSETS --                                                                                 100.0%   $ 5,945,087
                                                                                              =====    ===========


(a)    Step bond.  Interest rate is the rate in effect at December 31, 2000.

(b) Issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(c)    Non-income producing security.

(d) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities aggregated $30,457 or 0.51% of the net assets of the Portfolio.

(e) The agreement with State Street Bank and Trust Company, dated 12/29/00, is fully collateralized by a United States Treasury Note, 7.875%, 11/15/2004, with a value of $458,203.

PIK    Payment in kind


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000

               NAME OF ISSUER                      INTEREST    MATURITY           PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE              AMOUNT                 VALUE
             ------------------                      ----        ----              ------                 -----
GOVERNMENT AND AGENCY SECURITIES
   COLLATERALIZED MORTGAGE OBLIGATIONS -- (10.6%)
      Federal Agricultural Mortgage
         Corporation (a)(b) .....................   7.013%    01/25/2003          $ 712,624            $  709,952
                                            (b)     6.710%    07/25/2008            425,050               431,426
                                                                                                       ----------
                                                                                                        1,141,378
   FEDERAL AGENCIES -- (6.7%)
      Federal National Mortgage Association (b)..   7.125%    06/15/2010            550,000               596,608
                                                    8.379%    07/01/2026            125,229               129,815
                                                                                                       ----------
                                                                                                          726,423
   MORTGAGE BACKED SECURITIES -- (63.4%)
      FHA Insured Project Loan ..................   3.025%    11/01/2006            219,938               201,896
      FHLMC Participation Certificates ..........   8.500%    01/01/2003             17,200                17,334
                                                   10.000%    10/01/2005             26,914                28,500
                                                    9.500%    04/01/2007             25,471                26,527
                                                    9.000%    06/01/2016             59,456                62,197
                                                    6.250%    09/15/2022            200,000               199,477
                                            (a)     7.911%    08/01/2025             64,856                67,317
                                            (a)     9.105%    09/25/2028            417,967               439,517
                                                    7.000%    TBA                   255,000               257,629
                                                    7.500%    TBA                   500,000               510,703
                                                    7.500%    TBA                   500,000               506,797
                                                    8.500%    TBA                   500,000               515,781
      FNMA Guaranteed Real Estate Mortgage
         Investment Pass-Thru Certificates ......   6.050%    04/17/2003            188,000               187,597
                                                    8.400%    02/25/2009            159,787               161,098
                                                    7.367%    10/01/2009            262,655               277,223
                                            (a)     7.296%    08/17/2018            235,000               244,678
                                                   11.000%    02/01/2019            353,546               386,675
                                                   11.500%    02/01/2019            348,567               382,984
                                                    9.500%    03/25/2019            325,103               343,476
                                            (a)    10.000%    04/01/2020             68,533                68,567
                                                   10.000%    04/01/2020             50,138                55,084
                                            (a)     7.478%    12/25/2020            183,283               183,414
                                                    7.000%    06/25/2022            227,559               226,433
                                            (a)     8.261%    05/01/2027            299,773               309,564
                                            (a)     6.798%    11/01/2035            271,408               270,165
      GNMA Guaranteed Pass-Thru
         Certificates ...........................   9.000%    12/15/2006             54,606                56,612
                                                    9.000%    01/15/2008             53,342                54,541
                                            (a)     7.375%    03/20/2018            156,462               157,827
                                                    7.500%    04/15/2024            129,732               131,903
                                                    7.500%    TBA                   500,000               508,047
                                                                                                       ----------
                                                                                                        6,839,563


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                  VALUE
             ------------------                      ----        ----             ------                  -----
GOVERNMENT AND AGENCY SECURITIES -- (CONTINUED)
   U.S. GOVERNMENT SECURITIES -- (21.2%)
      U.S. Treasury Bonds (b)....................   7.250%    05/15/2016           $430,000            $   506,353
                                                    8.000%    11/15/2021            325,000                420,621
                                                    7.500%    11/15/2024            115,000                143,570
                                                    6.000%    02/15/2026            375,000                395,238
                                              (b)   6.125%    08/15/2029            495,000                539,241
      U.S. Treasury Note ........................   6.500%    02/15/2010            265,000                290,112
                                                                                                       -----------
                                                                                                         2,295,135

         TOTAL GOVERNMENT AND AGENCY
           SECURITIES -- (Cost $10,854,536)                                                   101.9%    11,002,499
                                                                                                       -----------

CORPORATE BONDS
   AEROSPACE & DEFENSE -- (2.4%)
      United Technologies Corporation ...........   7.125%    11/15/2010            250,000                264,017
                                                                                                       -----------

   BANKS -- (3.5%)
      GS Escrow Corporation .....................   7.000%    08/01/2003            390,000                376,147
                                                                                                       -----------

   BROADCASTING -- (3.0%)
      Time Warner, Inc. .........................   8.110%    08/15/2006            300,000                318,612
                                                                                                       -----------

         TOTAL CORPORATE BONDS -- (Cost $960,224)                                               8.9%       958,776
                                                                                                       -----------

MUNICIPAL BOND
   MUNICIPALS -- (1.0%)
      New Jersey Economic Development
         Authority ..............................   7.425%    02/15/2029            100,000                   106,080
                                                                                                       --------------

         TOTAL MUNICIPAL BOND -- (Cost $100,000)                                                1.0%          106,080
                                                                                                       --------------

NON-AGENCY MORTGAGES AND ASSET BACKED
   ASSET BACKED SECURITIES -- (8.5%)
      SLM Student Loan Trust (a) ................   6.728%    10/25/2004            399,482                   399,404
                                              (a)   6.840%    01/25/2007            242,616                   242,945
                                              (a)   6.835%    04/25/2008            270,056                   270,316
                                                                                                       --------------

         TOTAL NON-AGENCY MORTGAGES AND
           ASSET BACKED -- (Cost $910,814)                                                      8.5%          912,665
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $12,825,574)                                                       120.3%       12,980,020
LIABILITIES LESS OTHER ASSETS --                                                              (20.3)%      (2,186,279)
                                                                                              -----    --------------
NET ASSETS --                                                                                 100.0%   $   10,793,741
                                                                                              =====    ==============

(a) Variable rate instrument. Interest rate is the rate in effect at December 31, 2000.

(b)      Segregated securities for forward commitments.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2000

                                                                  SMALL CAP             WORLD
                                                                   GROWTH              EQUITY              GROWTH
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                  ---------           ---------           ---------
ASSETS
  Investments - securities, at value......................     $   19,344,921      $   15,062,364      $   50,780,157
  Investments - repurchase agreements.....................            202,000                   0           8,152,000
  Cash....................................................                 63                   0                 118
  Receivable for securities sold..........................            110,195             603,991                   0
  Due from adviser........................................                  0               6,258                   0
  Prepaid expenses........................................              4,135               2,844              10,741
  Income receivable.......................................                116               6,979              18,632
  Foreign income tax reclaim receivable...................                  0              14,165                   0
  Unrealized appreciation on forward foreign currency
       contracts..........................................                  0              13,914                   0
                                                               --------------      --------------      --------------
      TOTAL ASSETS........................................         19,661,430          15,710,515          58,961,648
LIABILITIES
  Payable for securities purchased........................            240,204             283,995                   0
  Advisory fee payable....................................                641                   0              35,486
  Payable for trust shares redeemed.......................              7,995              38,429              99,743
  Cash Overdraft..........................................                  0             258,530                   0
  Unrealized depreciation on forward foreign currency
       contracts..........................................                  0               3,101                   0
  Accounts payable and accrued expenses...................             29,766              35,632              34,499
                                                               --------------      --------------      --------------
      TOTAL LIABILITIES...................................            278,606             619,687             169,728
                                                               --------------      --------------      --------------
      TOTAL NET ASSETS....................................     $   19,382,824      $   15,090,828      $   58,791,920
                                                               ==============      ==============      ==============
NET ASSETS
  Paid in Capital.........................................     $   16,715,930      $    7,602,849      $   36,448,987
  Undistributed (distributions in
       excess of) net investment income...................                  0             (10,813)                  0
  Accumulated net realized gain (loss) on
       investments and foreign currency transactions......            522,310           5,946,720           8,165,140
  Net unrealized appreciation (depreciation) of:
       Investments........................................          2,144,584           1,541,038          14,177,793
    Foreign currency......................................                  0              11,034                   0
                                                               --------------      --------------      --------------
         TOTAL NET ASSETS.................................     $   19,382,824      $   15,090,828      $   58,791,920
                                                               ==============      ==============      ==============
NET ASSET VALUE PER SHARE
  (based on shares of beneficial interest outstanding,
  unlimited number of shares authorized without
  par value)..............................................     $       20.238      $       15.687      $       31.340
  Total shares outstanding at end of period...............            957,765             961,967           1,875,916
  Cost of investment securities...........................     $   17,402,337      $   13,521,326      $   44,754,364


See notes to financial statements.

       MATRIX                  GROWTH &                 MULTIPLE                HIGH INCOME            U.S. GOVERNMENT
       EQUITY                   INCOME                 STRATEGIES                  BOND                     BOND
      PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
      ---------                ---------                ---------                ---------                ---------
   $   14,006,536           $   19,845,959           $   39,465,372           $    5,398,610           $   12,980,020
                0                1,032,000                3,016,000                  444,000                        0
              102                       28                      382                      112                        0
          649,263                        0                        0                        0                        0
                0                        0                        0                    4,831                    7,524
            2,707                    3,058                    8,051                      646                    1,757
           15,256                   25,043                  110,686                  152,147                  174,671
                0                    5,913                        0                      188                        0

                0                        0                        0                        0                        0
-----------------           --------------           --------------           --------------           --------------
       14,673,864               20,912,001               42,600,491                6,000,534               13,163,972

          702,181                        0                        0                        0                2,305,135
              963                    8,198                   26,075                        0                        0
           25,962                   27,598                   54,884                   14,840                   14,039
                0                        0                        0                        0                   22,640

                0                        0                        0                        0                        0
           27,821                   28,441                   31,746                   40,607                   28,417
   --------------           --------------           --------------           --------------           --------------
          756,927                   64,237                  112,705                   55,447                2,370,231
   --------------           --------------           --------------           --------------           --------------
   $   13,916,937           $   20,847,764           $   42,487,786           $    5,945,087           $   10,793,741
   ==============           ==============           ==============           ==============           ==============

   $   13,444,745           $   18,138,320           $   30,483,282           $    8,521,140           $   10,433,390

                0                  160,784                  126,125                  729,930                  742,042

        1,279,909                    8,971                2,769,280               (1,544,625)                (536,137)

         (807,717)               2,539,689                9,109,099               (1,761,358)                 154,446
                0                        0                        0                        0                        0
   --------------           --------------           --------------           --------------           --------------
   $   13,916,937           $   20,847,764           $   42,487,786           $    5,945,087           $   10,793,741
   ==============           ==============           ==============           ==============           ==============



   $       12.225           $       14.942           $       15.987           $        6.588           $       10.470
        1,138,440                1,395,247                2,657,568                  902,405                1,030,953
   $   14,814,253           $   18,338,270           $   33,372,273           $    7,603,968           $   12,825,574

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 2000

                                                                  SMALL CAP             WORLD
                                                                   GROWTH              EQUITY              GROWTH
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                  ---------           ---------           ---------
INVESTMENT INCOME
  Interest income.........................................     $       11,494      $       28,499      $      216,434
  Dividend income.........................................                759             190,235             283,778
  Foreign taxes withheld..................................                  0             (21,003)               (135)
                                                               --------------      --------------      --------------
       TOTAL INCOME.......................................             12,253             197,731             500,077
EXPENSES
  Advisory fee............................................            201,232             157,072             508,988
  Custodian fee...........................................             63,073             130,664              54,121
  Administrative fee......................................             44,133              43,174             129,973
  Professional fees and expenses..........................             29,120              28,396              27,805
  Trustees fees and other expenses........................             18,564              19,520              28,857
  Transfer agent fee......................................              4,582               1,555               1,555
                                                               --------------      --------------      --------------
    TOTAL EXPENSES........................................            360,704             380,381             751,299
                                                               --------------      --------------      --------------
  Expenses borne by the adviser...........................            (40,491)           (110,740)                  0
  Expense reductions......................................               (610)               (374)                (33)
                                                               --------------      --------------      --------------
    NET EXPENSES..........................................            319,603             269,267             751,266
                                                               --------------      --------------      --------------
      NET INVESTMENT INCOME (LOSS)........................           (307,350)            (71,536)           (251,189)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments...................            901,858           6,151,556           8,180,440
Net realized gain (loss) on foreign currency
  transactions............................................                  0             (27,144)                  0
Change in unrealized appreciation (depreciation) of:
  Investments.............................................         (4,871,399)         (7,031,936)        (18,142,005)
  Foreign currency........................................                  0              36,877                   0
                                                               --------------      --------------      --------------
    NET REALIZED AND UNREALIZED
      GAIN (LOSS).........................................         (3,969,541)           (870,647)         (9,961,565)
                                                               --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............................     $   (4,276,891)     $     (942,183)     $  (10,212,754)
                                                               ==============      ==============      ==============


See notes to financial statements.

       MATRIX                  GROWTH &                 MULTIPLE                HIGH INCOME            U.S. GOVERNMENT
       EQUITY                   INCOME                 STRATEGIES                  BOND                     BOND
      PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
      ---------                ---------                ---------                ---------                ---------
   $        5,493           $       65,508           $      495,168           $      867,361           $      905,497
          195,585                  379,337                  178,694                   44,921                        0
              (34)                  (3,504)                     (84)                       0                        0
   --------------           --------------           --------------           --------------           --------------
          201,044                  441,341                  673,778                  912,282                  905,497

          114,478                  167,062                  353,588                   65,609                   72,848
           66,753                   52,897                   51,021                   59,380                   50,388
           34,400                   41,385                   92,296                   30,988                   29,716
           29,119                   28,396                   28,424                   28,396                   28,522
           18,903                   19,850                   23,650                   18,223                   17,334
            1,555                    4,579                    1,555                    1,555                    1,555
   --------------           --------------           --------------           --------------           --------------
          265,208                  314,169                  550,534                  204,151                  200,363
   --------------           --------------           --------------           --------------           --------------
          (62,465)                 (35,313)                       0                  (90,680)                 (96,033)
             (206)                    (420)                  (2,881)                    (998)                  (1,128)
   --------------           --------------           --------------           --------------           --------------
          202,537                  278,436                  547,653                  112,473                  103,202
   --------------           --------------           --------------           --------------           --------------
           (1,493)                 162,905                  126,125                  799,809                  802,295



        1,377,061                   58,931                2,769,281                 (897,824)                (186,343)
                0                        0                        0                        0                        0
       (3,760,703)               1,177,982               (8,868,559)                (967,432)                 675,651
                0                        0                        0                        0                        0
   --------------           --------------           --------------           --------------           --------------

       (2,383,642)               1,236,913               (6,099,278)              (1,865,256)                 489,308
   --------------           --------------           --------------           --------------           --------------

   $   (2,385,135)          $    1,399,818           $   (5,973,153)          $   (1,065,447)          $    1,291,603
   ==============           ==============           ==============           ==============           ==============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                       SMALL CAP GROWTH PORTFOLIO
                                                                                  YEAR ENDED               YEAR ENDED
                                                                                   12/31/00                 12/31/99
                                                                                   --------                 --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss).....................................         $      (307,350)         $     (154,990)
    Net realized gain (loss) on investments..........................                 901,858               5,077,522
    Net realized gain (loss) on foreign currency transactions........                       0                       0
    Change in net unrealized appreciation (depreciation) of:
      Investments....................................................              (4,871,399)              3,131,307
      Foreign currency...............................................                       0                       0
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from operations..              (4,276,891)              8,053,839

  Dividends and distributions to Shareholders from:
    Net investment income............................................                       0                       0
    Net realized gain on investments.................................              (3,196,241)                      0
                                                                              ----------------         --------------
    Net decrease in net assets resulting from distributions..........              (3,196,241)                      0

  Trust share transactions:
    Shares sold......................................................              15,811,756               5,563,491
    Shares issued to shareholders in reinvestments...................               3,196,241                       0
    Shares repurchased...............................................             (11,249,766)             (9,157,685)
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from
      trust share transactions.......................................               7,758,231              (3,594,194)
                                                                              ---------------          --------------
    Total increase (decrease) in net assets..........................                 285,099               4,459,645
  Net assets
    Beginning of year................................................              19,097,725              14,638,080
                                                                              ---------------          --------------
    END OF YEAR(1)...................................................         $    19,382,824          $   19,097,725
                                                                              ===============          ==============

    (1) Including undistributed (distributions in
    excess of) net investment income.................................         $             0          $            0

CHANGE IN FUND SHARES:
    Shares sold......................................................                 548,356                 312,317
    Shares issued to shareholders in reinvestments...................                 112,283                       0
    Shares repurchased...............................................                (403,333)               (581,427)
                                                                              ---------------          --------------
      Net (decrease) increase........................................                 257,306                (269,110)
                                                                              ===============          ==============


See notes to financial statements.

         WORLD EQUITY PORTFOLIO                     GROWTH PORTFOLIO                     MATRIX EQUITY PORTFOLIO
     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
      12/31/00            12/31/99            12/31/00            12/31/99            12/31/00            12/31/99
      --------            --------            --------            --------            --------            --------
   $      (71,536)     $      350,535      $     (251,189)     $     (347,228)     $       (1,493)     $       13,840
        6,151,556           4,188,738           8,180,440          23,814,435           1,377,061           3,957,832
          (27,144)             91,535                   0                   0                   0                   0

       (7,031,936)          4,670,737         (18,142,005)           (498,142)         (3,760,703)         (1,046,765)
           36,877              37,349                   0                   0                   0                   0
   --------------      --------------      --------------      --------------      --------------      --------------
         (942,183)          9,338,894         (10,212,754)         22,969,065          (2,385,135)          2,924,907


          (58,378)            (93,872)                  0                   0             (13,840)                  0
       (4,040,754)           (209,434)        (23,467,203)         (2,424,345)         (3,996,674)           (425,000)
   ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
       (4,099,132)           (303,306)        (23,467,203)         (2,424,345)         (4,010,514)           (425,000)


        4,805,277           3,048,195           7,341,732          13,815,441             564,385           3,899,628
        4,099,132             303,306          23,467,203           2,424,345           4,010,514             425,000
      (13,717,914)        (10,841,544)        (17,152,381)        (42,832,627)         (6,508,338)         (6,829,370)
   ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

       (4,813,505)         (7,490,043)         13,656,554         (26,592,841)         (1,933,439)         (2,504,742)
   --------------      --------------      --------------      --------------      --------------      --------------
       (9,854,820)          1,545,545         (20,023,403)         (6,048,121)         (8,329,088)             (4,835)

       24,945,648          23,400,103          78,815,323          84,863,444          22,246,025          22,250,860
   --------------      --------------      --------------      --------------      --------------      --------------
   $   15,090,828      $   24,945,648      $   58,791,920      $   78,815,323      $   13,916,937      $   22,246,025
   ==============      ==============      ==============      ==============      ==============      ==============


   $      (10,813)     $      (22,295)     $            0      $            0      $            0      $       13,840


          212,667             211,317             155,146             303,739              35,622             233,036
          235,300              20,889             620,110              56,747             283,606              25,613
         (682,779)           (753,695)           (385,920)           (943,558)           (395,372)           (404,869)
   --------------      --------------      --------------      --------------      --------------      --------------
         (234,812)           (521,489)            389,336            (583,072)            (76,144)           (146,220)
   ==============      ==============      ==============      ==============      ==============      ==============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      GROWTH & INCOME PORTFOLIO
                                                                                YEAR ENDED               YEAR ENDED
                                                                                 12/31/00                 12/31/99
                                                                                 --------                 --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss).....................................         $       162,905          $      169,996
    Net realized gain (loss) on investments..........................                  58,931               3,519,557
    Net realized gain (loss) on foreign currency transactions........                       0                     (24)
    Change in net unrealized appreciation (depreciation) of:
      Investments....................................................               1,177,982              (2,005,754)
      Foreign currency...............................................                       0                       0
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from operations..               1,399,818               1,683,775

  Dividends and distributions to Shareholders from:
    Net investment income............................................                (169,148)                      0
    Net realized gain on investments.................................              (3,506,234)               (637,116)
                                                                              ----------------         ---------------
    Net decrease in net assets resulting from distributions..........              (3,675,382)               (637,116)

  Trust share transactions:
    Shares sold......................................................               2,819,065               5,810,394
    Shares issued to shareholders in reinvestments...................               3,675,382                 637,116
    Shares repurchased...............................................             (10,503,548)             (8,505,404)
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from
      trust share transactions.......................................              (4,009,101)             (2,057,894)
                                                                              ---------------          --------------
    Total increase (decrease) in net assets..........................              (6,284,665)             (1,011,235)
  Net assets
    Beginning of year................................................              27,132,429              28,143,664
                                                                              ---------------          --------------
    END OF YEAR (1)..................................................         $    20,847,764          $   27,132,429
                                                                              ===============          ==============

    (1) Including undistributed (distributions in
    excess of) net investment income.................................         $       160,784          $      169,133

CHANGE IN FUND SHARES:
    Shares sold......................................................                 186,229                 343,836
    Shares issued to shareholders in reinvestments...................                 270,327                  36,710
    Shares repurchased...............................................                (701,845)               (509,894)
                                                                              ---------------          --------------
      Net (decrease) increase........................................                (245,289)               (129,348)
                                                                              ===============          ==============


See notes to financial statements.

      MULTIPLE STRATEGIES PORTFOLIO            HIGH INCOME BOND PORTFOLIO            U.S. GOVERNMENT BOND PORTFOLIO
     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
      12/31/00            12/31/99            12/31/00            12/31/99            12/31/00            12/31/99
      --------            --------            --------            --------            --------            --------
   $      126,125      $      137,538      $      799,809      $    1,419,005      $      802,295      $      795,757
        2,769,281           7,638,542            (897,824)           (197,804)           (186,343)           (385,416)
                0                   0                   0                   0                   0                   0

       (8,868,559)          3,275,801            (967,432)           (797,306)            675,651            (706,986)
                0                   0                   0                   0                   0                   0
   --------------      --------------      --------------      --------------      --------------      --------------
       (5,973,153)         11,051,881          (1,065,447)            423,895           1,291,603            (296,645)


         (137,538)                  0          (1,653,705)             (2,028)           (814,114)                  0
       (7,638,542)         (1,281,577)                  0             (21,651)                  0             (11,813)
   ---------------     ---------------     --------------      ---------------     --------------      ---------------
       (7,776,080)         (1,281,577)         (1,653,705)            (23,679)           (814,114)            (11,813)


        9,064,413          13,297,504           1,726,568           7,799,154           2,651,191           3,074,040
        7,776,080           1,281,577           1,653,705              23,679             814,114              11,813
      (11,009,732)        (17,239,439)        (10,182,599)        (14,272,548)         (5,736,625)         (5,660,225)
   --------------      --------------      --------------      --------------      --------------      --------------

        5,830,761          (2,660,358)         (6,802,326)         (6,449,715)         (2,271,320)         (2,574,372)
   --------------      --------------      --------------      --------------      --------------      --------------
       (7,918,472)          7,109,946          (9,521,478)         (6,049,499)         (1,793,831)         (2,882,830)

       50,406,258          43,296,312          15,466,565          21,516,064          12,587,572          15,470,402
   --------------      --------------      --------------      --------------      --------------      --------------
   $   42,487,786      $   50,406,258      $    5,945,087      $   15,466,565      $   10,793,741      $   12,587,572
   ==============      ==============      ==============      ==============      ==============      ==============


   $      126,125      $      137,538      $      729,930      $    1,260,531      $      742,042      $      790,927


          451,746             723,413             187,630             836,320             258,682             300,564
          413,428              72,210             229,276               2,516              82,432               1,167
         (569,412)           (959,367)         (1,173,806)         (1,527,052)           (554,188)           (556,455)
   --------------      --------------      --------------      --------------      --------------      --------------
          295,762            (163,744)           (756,900)           (688,216)           (213,074)            254,724
   ==============      ==============      ==============      ==============      ==============      ==============

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 27.265       $  15.098      $  15.578      $  16.050      $  12.638
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss......................           (0.371) (3)   (0.199) (3)    (0.000)        (0.152)        (0.091)
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (2.562)         12.366         (0.480)         0.243          3.560
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (2.933)         12.167         (0.480)         0.091          3.469
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.000)         (0.000)        (0.000)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (4.094)         (0.000)        (0.000)        (0.435)        (0.057)
   In Excess of Net Realized Capital Gains..         (0.000)         (0.000)        (0.000)        (0.128)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (4.094)         (0.000)        (0.000)        (0.563)        (0.057)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 20.238       $  27.265      $  15.098      $  15.578      $  16.050
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................        (15.10)%         80.66%        (3.12)%          0.73%         27.39%
RATIOS & SUPPLEMENTAL DATA
Net Assets at End of Period (000's).........       $  19,383      $  19,098      $  14,638      $  18,254      $  13,803
   Ratios to Average Net Assets:
      Gross Expenses .......................           1.52%          1.68%          1.84%          1.79%          2.38%
      Net Expenses .........................           1.35%          1.35%          1.35%          1.35%          1.35%
      Net Investment Loss ..................         (1.30)%        (1.23)%        (1.20)%        (1.06)%        (0.90)%
   Portfolio Turnover Rate..................         141.51%        172.48%        105.35%        104.72%         72.66%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 20.844       $  13.618      $  14.084      $  15.062      $  13.823
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss).............         (0.063) (3)      0.277          0.130          0.068          0.016
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (0.759)          7.176          0.593          1.392          1.647
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (0.822)          7.453          0.723          1.460          1.663
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.062)         (0.070)        (0.165)        (0.161)        (0.013)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.174)        (0.126)        (0.051)
   From Net Realized Capital Gains..........         (4.273)         (0.157)        (0.850)        (2.056)        (0.360)
   In Excess of Net Realized Capital Gains..         (0.000)         (0.000)        (0.000)        (0.095)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (4.335)         (0.227)        (1.189)        (2.438)        (0.424)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 15.687       $  20.844      $  13.618      $  14.084      $  15.062
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................          (6.01)%         55.46%          5.11%          9.98%         12.33%
RATIOS & SUPPLEMENTAL DATA
Net Assets at End of Period (000's).........       $ 15,091       $  24,946      $  23,400      $  24,772      $  24,534
   Ratios to average net assets:
      Gross Expenses .......................           1.70%           1.57%          1.51%          1.47%          1.50%
      Net Expenses .........................           1.20%           1.20%          1.20%          1.20%          1.20%
      Net Investment Income (Loss)..........          (0.32)%          1.71%          0.27%          0.25%          0.10%
   Portfolio Turnover Rate..................         224.01%         163.67%        150.22%        120.50%         61.14%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 53.018       $  41.004      $  34.702      $  30.623      $  25.866
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss......................         (0.151)(3)      (0.219)(3)     (0.000)        (0.082)        (0.063)
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (4.723)         13.957         11.465          7.226          6.736
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (4.874)         13.738         11.465          7.144          6.673
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.000)         (0.000)        (0.000)        (0.000)        (0.000)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.000)        (0.000)        (0.002)
   From Net Realized Capital Gains..........        (16.804)         (1.724)        (5.163)        (3.065)        (1.914)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................        (16.804)         (1.724)        (5.163)        (3.065)        (1.916)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 31.340       $  53.018      $  41.004      $  34.702      $  30.623
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................         (14.65)%         34.53%         33.29%         23.62%         25.74%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 58,792       $  78,815      $  84,863      $  65,273      $  54,565
   Ratios to average net assets:
      Gross Expenses........................           1.03%           1.02%          1.03%          1.10%          1.17%
      Net Expenses..........................           1.03%           1.02%          1.02%          1.10%          1.17%
      Net Investment Loss...................          (0.35)%         (0.49)%        (0.39)%        (0.25)%        (0.23)%
   Portfolio Turnover Rate..................          58.75%          56.23%         86.91%         54.74%         67.82%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 18.316       $  16.351      $  14.275      $  15.254      $  15.704
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss).............         (0.001)(3)       0.011          0.047          0.287          0.659
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (1.945)          2.271          2.939          2.965          0.063
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (1.946)          2.282          2.986          3.252          0.722
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.014)         (0.000)        (0.056)        (0.291)        (0.654)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.041)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (4.131)         (0.317)        (0.813)        (3.940)        (0.518)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (4.145)         (0.317)        (0.910)        (4.231)        (1.172)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 12.225       $  18.316      $  16.351      $  14.275      $  15.254
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................         (13.66)%         14.14%         21.11%         22.05%          4.62%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 13,917      $   22,246      $  22,251      $  14,521      $  14,448
   Ratios to average net assets:
      Gross Expenses........................           1.51%           1.27%          1.48%          1.54%          1.48%
      Net Expenses..........................           1.15%           1.15%          1.15%          1.15%          1.15%
      Net Investment Income (Loss)..........          (0.01)%          0.06%          0.36%          1.63%          3.74%
   Portfolio Turnover Rate..................         179.78%         127.65%        138.23%        169.75%         19.41%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 16.539       $  15.901      $  14.567      $  12.421      $  11.171
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          0.140           0.103          0.112          0.127          0.070
   Net Realized and Unrealized Gain
      on Investments........................          1.039           0.912          1.696          3.351          1.291
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............          1.179           1.015          1.808          3.478          1.361
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.128)         (0.000)        (0.107)        (0.127)        (0.070)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.005)        (0.000)        (0.001)
   From Net Realized Capital Gains..........         (2.648)         (0.377)        (0.362)        (1.205)        (0.040)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (2.776)         (0.377)        (0.474)        (1.332)        (0.111)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 14.942       $  16.539      $  15.901      $  14.567      $  12.421
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................           8.79%          6.27%         12.43%         28.20%         12.15%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 20,848       $ 27,132       $ 28,144       $ 21,061       $ 10,300
   Ratios to Average Net Assets:
      Gross Expenses........................           1.41%          1.26%          1.33%          1.60%          2.63%
      Net Expenses..........................           1.25%          1.25%          1.25%          1.25%          1.25%
      Net Investment Income.................           0.73%          0.59%          0.70%          1.05%          0.82%
   Portfolio Turnover Rate..................          58.14%         94.46%         78.37%        162.94%        131.85%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 21.342       $  17.143      $  14.158      $  12.699      $  12.043
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          0.045           0.058          0.078          0.103          0.143
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (2.250)          4.638          4.035          2.629          2.069
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (2.205)          4.696          4.113          2.732          2.212
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.056)         (0.000)        (0.078)        (0.103)        (0.144)
   In Excess of Net Investment Income (1)...         (0.000)         (0.000)        (0.000)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (3.094)         (0.497)        (1.050)        (1.170)        (1.412)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (3.150)         (0.497)        (1.128)        (1.273)        (1.556)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 15.987       $  21.342      $  17.143      $  14.158      $  12.699
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (2) (3)........................         (12.55)%         28.00%         29.15%         21.79%         18.29%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 42,488       $  50,406      $  43,296      $  35,119      $  31,884
   Ratios to average net assets:
      Gross Expenses........................           1.09%           1.10%          1.15%          1.21%         1.32%
      Net Expenses..........................           1.08%           1.10%          1.15%          1.19%         1.20%
      Net Investment Income.................           0.25%           0.30%          0.50%          0.69%         1.16%
   Portfolio Turnover Rate..................          55.95%          60.70%         74.00%         45.87%        92.21%


(1)    For 1998 and 1997, amount was less than $0.001 per share.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $  9.321       $   9.165      $   9.720      $   9.173      $   8.589
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          1.873           0.881          0.766          0.640          0.596
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (2.782)         (0.713)        (0.471)         0.598          0.624
                                                   --------       ---------      ----------     ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (0.909)          0.168          0.295          1.238          1.220
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (1.824)         (0.001)        (0.691)        (0.681)        (0.596)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.148)        (0.010)        (0.040)
   From Net Realized Capital Gains..........         (0.000)         (0.011)        (0.011)        (0.000)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (1.824)         (0.012)        (0.850)        (0.691)        (0.636)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $  6.588       $   9.321      $   9.165      $   9.720      $   9.173
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................         (11.45)%          1.83%          3.04%         13.54%         14.20%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $  5,945       $  15,467      $  21,516      $  17,916      $  12,835
   Ratios to average net assets:
      Gross Expenses........................           2.18%           1.50%          1.46%          1.64%         1.99%
      Net Expenses..........................           1.20%           1.20%          1.20%          1.20%          1.18%
      Net Investment Income.................           8.56%           7.50%          6.89%          7.15%          7.96%
   Portfolio Turnover Rate..................          15.29%          38.23%         54.70%         91.54%        105.48%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 10.118       $  10.322      $  10.161      $   9.938      $  10.510
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          0.803           0.635          0.430          0.630          0.629
   Net Realized and Unrealized Gain
      (Loss) on Investments.................          0.268          (0.831)         0.360          0.299         (0.385)
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............          1.071          (0.196)         0.790          0.929          0.244
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.719)         (0.000)        (0.427)        (0.617)        (0.610)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.008)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (0.000)         (0.008)        (0.192)        (0.068)        (0.206)
   In Excess of Net Realized Capital Gains..         (0.000)         (0.000)        (0.002)        (0.021)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (0.719)         (0.008)        (0.629)        (0.706)        (0.816)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 10.470       $  10.118      $  10.322      $  10.161      $   9.938
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................          11.00%        (1.90)%          7.79%          9.37%          2.36%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $  10,794      $  12,588      $  15,470      $   9,679      $  10,734
   Ratios to average net assets:
      Gross Expenses........................           1.65%          1.39%          1.59%          1.73%          1.66%
      Net Expenses..........................           0.85%          0.85%          0.85%          0.85%          0.85%
      Net Investment Income.................           6.61%          5.48%          5.43%          5.86%          5.80%
   Portfolio Turnover Rate..................          77.92%         68.89%         66.12%        124.75%        244.96%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000


NOTE A -- ORGANIZATION

      Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company, which currently is comprised of eight series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Small Cap Growth Portfolio, the World Equity Portfolio, the Growth Portfolio, the Matrix Equity Portfolio, the Growth & Income Portfolio, the Multiple Strategies Portfolio, the High Income Bond Portfolio, and the U.S. Government Bond Portfolio.


NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS: The Portfolios' equity securities, including American Depositary Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price or, if no closing price is available, at a bid price provided by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by pricing services which determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect with greater accuracy the fair market value of such securities. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Investments in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

      FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.


      REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings, and the Portfolio may suffer a loss.

      INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the date of purchase, sale, or maturity. Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Trust becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000
                                   -CONTINUED-

      FOREIGN CURRENCY TRANSLATIONS: The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency, the Trust may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may also engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amounts are determined by using foreign currency exchange rates supplied by a quotation service.

      Realized gain (loss) includes net gains or losses realized by the Trust on contracts which have matured or which the Trust has terminated by entering into an offsetting closing transaction.

      FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

      FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for Federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including net realized capital gains, for the fiscal year.

      As of December 31, 2000, the High Income Bond Portfolio and the U.S. Government Bond Portfolio had realized capital loss carryforwards, for Federal income tax purposes, of $232,154 and $376,206, which expire on December 31, 2007, respectively, and $1,056,657 and $91,388, which expire on December 31, 2008, respectively, available, to be used to offset future realized capital gains.

      Any net capital and currency losses incurred after October 31, within a Portfolio's tax year, are deemed to arise on the first day of a Portfolio's next tax year. The Portfolios incurred and elected to defer net capital and currency losses as follows, during such period in fiscal 2000:

                    PORTFOLIO                             AMOUNT
                    ---------                             ------
           Small Cap Growth Portfolio                  $1,580,118
           World Equity Portfolio                         703,059
           Growth Portfolio                             1,429,086
           Matrix Equity Portfolio                        668,691
           Multiple Strategies Portfolio                1,272,651
           High Income Bond Portfolio                     248,384
           U.S. Government Bond Portfolio                  68,543

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000
                                   -CONTINUED-

      EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated equally among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

      DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to utilization of capital loss carryovers, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of the shareholder to receive dividends and capital gain distributions in cash.


NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

      First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994: Value Line, Inc. as sub-adviser to the Growth and Multiple Strategies Portfolios, State Street Bank and Trust Company through its investment management division State Street Global Advisors as sub-adviser to the Matrix Equity Portfolio, Federated Investment Counseling as sub-adviser to the High Income Bond Portfolio and Strong Capital Management, Inc. as sub-adviser to the U.S. Government Bond Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995:
Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Growth Portfolio and Warburg Pincus Asset Management, Inc. as sub-adviser to the Growth & Income Portfolio. FVAS retained the following sub-adviser at its own cost and expense pursuant to a sub-advisory agreement dated December 9, 1996: Evergreen Investment Management Company (formerly known as the Keystone Investment Management Company) as sub-adviser to the World Equity Portfolio.

      FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"), which is a wholly-owned subsidiary of Irish Life Plc., of Dublin, Ireland.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreements, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.85% of average daily net assets for the Small Cap Growth Portfolio; 0.70% of the first $200 million of average daily net assets declining to 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio; 0.70% of average daily net assets for the Growth and the Multiple Strategies Portfolios; 0.65% of the first $100 million of average daily net assets declining to 0.55% of average daily net assets in excess of $100 million for the Matrix Equity Portfolio; 0.75% of average daily net assets for the Growth & Income Portfolio; 0.70% of the first $40 million of average daily net assets declining to 0.50% of average daily net assets in excess of $75 million for the High Income Bond Portfolio; 0.60% of the first $200 million of average daily net assets declining to 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000
                                   -CONTINUED-

LIMITATIONS

      First Variable has agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the U.S. Government Bond Portfolio); provided, however, that the Advisor and First Variable Life can terminate the expense reimbursement under certain circumstances upon sixty (60) days' written notice to the Trust.

EXPENSE REDUCTIONS

      State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the year ended December 31, 2000 the Trust's expenses were reduced by $6,650.

TRUSTEES' COMPENSATION

      Trustees' fees of $10,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA or FVAS. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with First Variable, ILoNA or FVAS.


NOTE D -- INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio for the year ended December 31, 2000 were as follows:

                                               NON-                                NON-
                                            GOVERNMENT         GOVERNMENT       GOVERNMENT        GOVERNMENT
                                             PURCHASES          PURCHASES          SALES             SALES
                                             ---------          ---------          -----             -----
Small Cap Growth Portfolio.............. $   37,561,224     $          0     $  32,637,428    $           0
World Equity Portfolio..................     48,789,638                0        57,716,896                0
Growth Portfolio........................     39,114,046                0        49,806,583                0
Matrix Equity Portfolio.................     31,329,482          257,389        37,231,319          381,748
Growth & Income Portfolio...............     12,293,095          117,088        18,292,536          119,382
Multiple Strategies Portfolio...........     26,635,882                0        29,682,624                0
High Income Bond Portfolio..............      2,868,778                0        10,618,790                0
U.S. Government Bond Portfolio..........        828,113       10,085,249         1,115,637        8,198,056

The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 2000 were as follows:

                                                                     GROSS UNREALIZED                  NET UNREALIZED
                                        IDENTIFIED COST     APPRECIATION       (DEPRECIATION)     APPRECIATION/(DEPRECIATION)
                                        ---------------     ------------        ------------      ---------------------------
Small Cap Growth Portfolio............  $  17,531,807       $  4,503,931        $ (2,488,817)      $        2,015,114
World Equity Portfolio................     13,737,064          2,123,135            (797,835)               1,325,300
Growth Portfolio......................     44,949,708         15,898,141          (1,915,692)              13,982,449
Matrix Equity Portfolio...............     15,073,404          1,053,353          (2,120,221)              (1,066,868)
Growth & Income Portfolio.............     18,391,126          3,578,773          (1,091,940)               2,486,833
Multiple Strategies Portfolio.........     33,499,363         10,279,064          (1,297,055)               8,982,009
High Income Bond Portfolio............      7,790,738             21,437          (1,969,565)              (1,948,128)
U.S. Government Bond Portfolio........     12,851,695            211,124             (82,799)                 128,325

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000
                                   -CONTINUED-

NOTE E -- FORWARD FOREIGN CURRENCY CONTRACTS

      As of December 31, 2000 the World Equity Portfolio had open 5 forward foreign currency contracts which contractually obligate the Portfolio to deliver currencies at a specified date, as follows:

                                                                                                   NET UNREALIZED
              CURRENCY SOLD              SETTLEMENT DATE         COST              VALUE     APPRECIATION(DEPRECIATION)
              -------------              ---------------         ----              -----     --------------------------
        17,674 British Pounds             01/02/2001         $    26,385      $    26,428           $       (43)
       538,481 Canadian Dollars           01/16/2001             356,000          359,058                (3,058)
    30,014,550 Japanese Yen               03/22/2001             270,000          266,110                 3,890
                                                                                                    -----------
                                                                                                            789
                                                                                                    -----------
              CURRENCY PURCHASED
         7,426 British Pounds             01/02/2001              10,951           11,104                   153
       297,010 Euro Currency              03/22/2001             270,000          279,871                 9,871
                                                                                                    -----------
                                                                                                         10,024
                                                                                                    -----------
                                                                                                    $    10,813
                                                                                                    ===========



 NOTE F - TAX INFORMATION (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2000:

Small Cap Growth Portfolio, World Equity Portfolio, Growth Portfolio, Matrix Equity Portfolio, Growth & Income Portfolio, and Multiple Strategies Portfolio designate $1,779,508, $1,906,506, $16,949,805, $2,027,532, $1,490,371 and
$5,329,861, respectively, as long term capital gain dividends paid.

                       PRINCIPAL OFFICERS AND TRUSTEES OF
                         VARIABLE INVESTORS SERIES TRUST


                                ----------------



                            PAUL G. CHENAULT, TRUSTEE
                            W. LAWRENCE HOWE, TRUSTEE
                            LAIRD E. WIGGIN, TRUSTEE
                       JOHN SOUKUP, PRESIDENT AND TRUSTEE
                           JEFFREY HOELZEL, SECRETARY
                             CHRIS HARDEN, TREASURER

                                ----------------



                               INVESTMENT ADVISER
                     FIRST VARIABLE ADVISORY SERVICES CORP.


                                ----------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR GENERAL INFORMATIONAL PURPOSES ONLY. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY CURRENT TRUST AND SEPARATE ACCOUNT PROSPECTUSES WHICH CONTAIN IMPORTANT INFORMATION CONCERNING THE TRUST, THE COMPANY, AND ITS CURRENT PUBLIC OFFERING OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.
--------------------------------------------------------------------------------

                                                                  First Variable
                                                                  Life Insurance
                                                                         Company

                                                           [FIRST VARIABLE LOGO]


TAX ADVANTAGE PRODUCT CHOICES

Products

VARIABLE UNIVERSAL LIFE

  CAPITAL SOLUTIONS VUL

  With the potential to...
  BUILD WEALTH with tax-deferred growth.
  ENJOY INCOME with tax-advantages through loans and withdrawals.
  PRESERVE ASSETS with a death benefit that can pass free of income tax to heirs.*


SINGLE PREMIUM VARIABLE LIFE

  CAPITAL ONE PAY VL

  With the potential to...
  BUILD WEALTH with tax-deferred growth.
  ENJOY INCOME through loans and withdrawals after age 59-1/2.**
  PRESERVE ASSETS with a death benefit that can pass income tax free to heirs.*

VARIABLE ANNUITIES

  CAPITAL SIX VA
  CAPITAL FIVE VA
  CAPITAL NO LOAD VA
  With the potential to...

  BUILD WEALTH with tax-deferred growth.

  ENJOY INCOME with tax-advantaged access through withdrawals and annuitization.**

  PRESERVE ASSETS with a death benefit that guarantees heirs receive at least the original investment regardless of market performance.*

  *  May be subject to estate taxation
  ** Earnings are subject to income tax when withdrawn or paid as a death benefit.
     Distributions before age 59-1/2 may also be subject to 10% penalty.

  All products not yet available in all states.

TAX ADVANTAGED PRODUCT CHOICES

Special Programs

ASSET ALLOCATION STRATEGIES

Asset Allocation is dividing your portfolio among several different investment categories, such as stocks, bonds and money market instruments. Asset allocation theory helps you and your investment professional design a portfolio that meets your tolerance for risk. It can also help you gain the most potential return for a certain risk level. First Variable Life offers a menu of asset allocation models that can help you build, enjoy and preserve your wealth.

AUTOMATIC ASSET REBALANCING

Once you and your investment professional have selected a mix of investments, automatic asset rebalancing helps you maintain it by rebalancing your portfolio. Choose from quarterly, semi-annual or annual rebalancing. Your quarterly statement will show activities to make tracking your investment easier.

DOLLAR COST AVERAGING

You can take advantage of a time-tested investment technique of dollar cost averaging within your First Variable product. This strategy invests equal amounts at regular intervals over time to take advantage of the natural ups and downs of the financial markets. The key to dollar cost averaging is staying with your plan, regardless of market performance. At First Variable, you can use dollar cost averaging to move from one investment choice to another.

Dollar cost averaging does not assure a profit or protect against loss in declining markets. Since prices fluctuate, consider your ability to continue purchases through both high and low price levels.

[ILONA FINANCIAL GROUP LOGO]

INVESTMENT PRODUCTS
FIRST VARIABLE LIFE INSURANCE COMPANY
Securities distributed through First Variable Capital Services, Inc. 2122 York Road, Suite 300 - Oak Brook, Illinois 60523 - 800.499.0713 - www.firstvariable.com

[PRSRT STD US POSTAGE PAID INDICIA]

FIRST VARIABLE LIFE INSURANCE
 ...A HISTORY OF INNOVATION


Founded in 1968, First Variable Life Insurance Company is an innovative financial services company and the first to offer variable life insurance in the United States. First Variable Life is proud to be the Investment Products Division of ILona Financial Group ("ILona"), the holding company for the U.S. operations of Irish Life & Permanent plc.

Headquartered in Dublin, Ireland, Irish Life & Permanent plc is the market leader for retail financial services in Ireland. With assets in excess of $27 billion, it specializes in life insurance, pension plans, investment management and other personal financial services.

Together, the ILoNA family of companies markets a broad range of financial products and services directed at the quickly evolving needs of today's consumer. ILoNA's other business units include:

-   Life & Annuity Products
    Interstate Assurance Company

-   Specialty Products
    Guarantee Reserve Life Insurance Company

-   IAC Securities Corporation

-   Money Matters Exchange

Trust the experience, knowledge and expertise of the company that specializes in tax-deferred and tax-advantaged financial products. First Variable Life Insurance Company strives to help investors build, enjoy and preserve wealth for many generations to come.

This material must be preceded or accompanied by a prospectus which includes information on investment risk, portfolio expenses, policy charges and objectives. Read the prospectus carefully before you invest or send money.

Neither First Variable Life Insurance Company nor its agents give legal, accounting or tax advice. Consult an attorney or tax advisor about the consequences of financial decisions.


[BUILD ENJOY PRESERVE GRAPHIC]


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